Registration Nos:         33-14954
                                                                        811-5199

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   / X /

           Pre-Effective Amendment No.                                    /   /

           Post-Effective Amendment No. 21                                / X /

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           / X /

           Amendment No. 23                                               / X /
                         (Check appropriate box or boxes)

                          STEINROE VARIABLE INVESTMENT TRUST
                          ----------------------------------
                   (Exact Name of Registrant as Specified in Charter)

                    One Financial Center, Boston, Massachusetts 02111
                   -------------------------------------------------
                       (Address of Principal Executive Offices)

                                      617-426-3750
                                      ------------
                  (Registrant's Telephone Number, including Area Code)

Name and Address of
Agent for Service                               Copy to

William J. Ballou, Esq.                         Cameron Avery, Esq.
Liberty Funds Group LLC                         Bell, Boyd and Lloyd LLC
One Financial Center                            Three First National Plaza
Boston, MA  02111                               70 W. Madison Street, Suite 3300
                                                Chicago, Illinois  60602

It is proposed that this filing will become effective (check appropriate box):

/     /         Immediately upon filing pursuant to paragraph (b).

/  X  /         On April 30, 2001 pursuant to paragraph (b).

/     /         60 days after filing pursuant to paragraph (a)(1).

/     /         on (date) pursuant to paragraph (a)(1).

/     /         75 days after filing pursuant to paragraph (a)(2).

/     /         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/  X  /         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-   Stein Roe Balanced Fund, Variable Series
-   Stein Roe Growth Stock Fund, Variable Series
-   Stein Roe Small Company Growth Fund, Variable Series
-   Liberty Federal Securities Fund, Variable Series
-   Stein Roe Money Market Fund, Variable Series

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


------------------------------
   NOT FDIC  MAY LOSE VALUE
   INSURED   -----------------
             NO BANK GUARANTEE
------------------------------


                                TABLE OF CONTENTS
THE TRUST                                                                     3
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THE FUNDS                                                                     3
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  Defining Capitalization.....................................................3
  Each Fund section contains the following information specific to that Fund:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks and Performance History
  Stein Roe Balanced Fund, Variable Series....................................4
  Stein Roe Growth Stock Fund, Variable Series................................7
  Stein Roe Small Company Growth Fund, Variable Series.......................10
  Liberty Federal Securities Fund, Variable Series...........................13
  Stein Roe Money Market Fund, Variable Series...............................16

TRUST MANAGEMENT ORGANIZATIONS                                               19
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  The Trustees...............................................................19
  Investment Advisor: Stein Roe & Farnham Incorporated.......................19
  Investment Sub-Advisor and Portfolio Managers..............................19
  Rule 12b-1 Plan............................................................21
  Mixed and Shared Funding...................................................21

OTHER INVESTMENT STRATEGIES AND RISKS                                        22
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FINANCIAL HIGHLIGHTS                                                         24
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SHAREHOLDER INFORMATION                                                      33
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APPENDIX A                                                                   35
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                                    THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about all of the Funds in the Trust:

-    Stein Roe Balanced Fund, Variable Series (Balanced Fund)

-    Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund)

-    Stein Roe Small Company Growth Fund, Variable Series (Small Company Growth
     Fund)

-    Liberty Federal Securities Fund, Variable Series (Federal Securities Fund)

-    Stein Roe Money Market Fund, Variable Series (Money Market Fund)


Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares - Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure.


The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.


The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS

DEFINING CAPITALIZATION


A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.


LARGE CAPITALIZATION
Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION
Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.


SMALL CAPITALIZATION
Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

                    STEIN ROE BALANCED FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.



PRINCIPAL INVESTMENT STRATEGIES
The Fund allocates its investments among common stocks, bonds and cash. The Fund invests primarily in well-established large-cap companies. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.



The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade" -- that is, within the four highest rating categories assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.


The portfolio managers set the Fund's asset allocation between stocks, bonds and cash. The portfolio managers may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio managers may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio managers may also sell a portfolio holding to fund redemptions.


The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The Fund generally is managed in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund..


Management risk means that the portfolio managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES





Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices.. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.


Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category Average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

Year
1991               27.93%
1992                7.53%
1993                9.29%
1994               -3.19%
1995               25.47%
1996               15.62%
1997               16.82%
1998               12.54%
1999               12.53%
2000               -1.02%



                  For the period shown in bar chart:
                  Best quarter:  4th quarter 1998, +12.39%
                  Worst quarter:  3rd quarter 1998, -6.04%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000


                                        1 YEAR       5 YEARS       10 YEARS
Class A (%)                             -1.02         11.10          11.95
S&P 500 Index (%)                       -9.10         18.33          17.44
Lehman Brothers Index (%)               11.85          6.24          8.00
Lipper Average (%)                       2.25         11.32          11.71

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests primarily in the common stocks of large-cap companies. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, Stein Roe considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.


The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Large Growth" fund. See Appendix A for a description of the Morningstar categories.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

The Fund's emphasis on certain market sectors may increase volatility in its net asset value. If sectors that the Fund invests in do not perform well, its net asset value could decrease.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the

THE FUNDS  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
-------------------------------------------------------


notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
-------------------------------------------------------


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year                           Growth Stock Fund
1991                                 48.03%
1992                                  6.63%
1993                                  4.97%
1994                                 -6.35%
1995                                 37.73%
1996                                 21.28%
1997                                 32.28%
1998                                 27.91%
1999                                 36.94%
2000                                -12.02%


                                      For the period shown in bar chart:
                                      Best quarter:  4th quarter 1998, +26.43%
                                      Worst quarter:  4th  quarter 2000, -17.18%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000


                                          1 YEAR      5 YEARS     10 YEARS
Class A (%)                               -12.02       19.84        18.11
S&P 500 Index (%)                         -9.10        18.33        17.44

              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of small-cap companies. The Fund may invest in new issuers during periods when new issues are being brought to market. The Fund may also invest in mid-cap companies. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, Stein Roe seeks out companies that are or, in Stein Roe's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. Stein Roe also looks for companies with strong management teams that participate in the ownership of the companies.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.


The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Small Growth" fund. See Appendix A for a description of the Morningstar categories.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

THE FUNDS  STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
---------------------------------------------------------------


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
---------------------------------------------------------------


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2000, the Fund's benchmark was changed to the Russell 2000 Growth Index (Russell Index), an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's Small Cap 600 Index (S&P 600 Index), an unmanaged index that tracks the performance of small capitalization stocks. Stein Roe believes that the Russell Index is more representative of the Fund's small-cap growth investment style and more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the Fund are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 600 Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year                 Small Company Growth Fund
1991                          37.25%
1992                          14.48%
1993                          35.68%
1994                           1.19%
1995                          11.75%
1996                          26.94%
1997                           7.81%
1998                         -17.30%
1999                          48.02%
2000                          -5.36%


                                      For the period shown in bar chart:
                                      Best quarter:  4th quarter 1999, +35.39%
                                      Worst quarter:  4th  quarter 2000, -21.84%

THE FUNDS  STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
---------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000


                                  1 YEAR         5 YEARS        10 YEARS
Class A (%)                        -5.36           9.66           14.35
------------------------------------------------------------------------
Russell Index (%)                 -22.43           7.14           12.80
------------------------------------------------------------------------
S&P 600 Index (%)                  11.80          13.57           17.44

                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.



The Fund may also invest up to 35% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, Stein Roe looks for securities within these sectors that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade (BBB) or higher. The Fund also may invest in unrated securities if Stein Roe believes the security is comparable in quality to a security that is rated at least investment grade.


The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on Stein Roe's judgment of which types of securities will outperform the others. In selecting investments for the Fund, Stein Roe considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its investment goals.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
-----------------------------------------------------------


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
-----------------------------------------------------------


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2000, the Fund's benchmark was changed to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government securities. Previously, the Fund's returns were compared to the Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage Index), an unmanaged index that tracks the performance of a group of mortgage securities. Stein Roe believes that the Lehman Government Index, because of its greater emphasis on U.S. government bonds, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the Fund are shown compared to the Lehman Government Index, as well as the Fund's previous benchmark, the Lehman Mortgage Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year            Federal Securities Fund
1991                     14.48%
1992                      5.96%
1993                      6.26%
1994                     -1.57%
1995                     15.74%
1996                      4.70%
1997                      9.04%
1998                      6.80%
1999                      1.08%
2000                     10.83%


                                         For the period shown in bar chart:
                                         Best quarter:  3rd quarter 1991, +5.13%
                                         Worst quarter: 1st quarter 1994, -1.77%

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
-----------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000


                                        1 YEAR         5 YEARS       10 YEARS
Class A (%)                              10.83          6.44            7.21
--------------------------------------------------------------------------------
Lehman Government Index (%)              10.47          6.19            7.19
--------------------------------------------------------------------------------
Lehman Mortgage Index (%)                11.16          6.91            7.82

                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks high current income, consistent with capital preservation and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

- Securities issued or guaranteed by the U.S. government or by its agencies;

- Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

- Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

- Commercial paper of domestic or foreign issuers, including variable rate demand notes;

- Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

- Repurchase agreements; and

- Other high-quality short-term obligations.

The Fund invests more than 25% of its total assets in securities of issuers in the financial services industry, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions

The Fund seeks to preserve the value of your investment at $1 per share.

Stein Roe generally makes decisions on buying and selling portfolio investments based upon its judgment that the decision will improve the Fund's investment return and further its investment goal. Stein Roe may also be required to sell portfolio investments to fund redemptions.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

THE FUNDS  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
-------------------------------------------------------


Management risk means that Stein Roe's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


Foreign securities are subject to special risks. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell them at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.


Because of the policy of investing more than 25% of assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than similar funds by changes affecting that industry.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
-------------------------------------------------------


PERFORMANCE HISTORY
--------------------------------------------------------------------------------


The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year                   Money Market Fund
1991                          5.80%
1992                          3.47%
1993                          2.71%
1994                          3.79%
1995                          5.62%
1996                          5.01%
1997                          5.15%
1998                          5.12%
1999                          4.80%
2000                          6.05%


                                         For the period shown in bar chart:
                                         Best quarter:  1st quarter 1991, +1.66%
                                         Worst quarter: 2nd quarter 1993, +0.66%


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000


                           1 YEAR         5 YEARS       10 YEARS
Class A (%)                 6.05           5.23           4.75

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------


The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------


Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.



For the 2000 fiscal year, the Funds paid Stein Roe management and administrative fees at the following combined annual rates of the average daily net assets of each specified Fund:


Stein Roe Balanced Fund, Variable Series                                   0.60%
Stein Roe Growth Stock Fund, Variable Series                               0.65%
Stein Roe Small Company Growth Fund, Variable Series                       0.65%
Liberty Federal Securities Fund, Variable Series                           0.55%
Stein Roe Money Market Fund, Variable Series                               0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER
Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


STEIN ROE BALANCED FUND, VARIABLE SERIES.


Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.


Nordea, which is located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. In addition to sub-advising the Balanced Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

TRUST MANAGEMENT ORGANIZATIONS
------------------------------


Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

HARVEY B. HIRSCHHORN, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Balanced Fund since 1996. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.

ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Growth Stock Fund since 1994. Mr. Gustafson has managed various other Funds and privately managed accounts for Stein Roe since 1992.

STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES.


WILLIAM M. GARRISON, a senior vice president of Stein Roe, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Stein Roe in 1989 and currently serves as a portfolio manager of various funds for Stein Roe. He served as an associate portfolio manager with Stein Roe from 1995 to 1999, and was an equity research analyst with Stein Roe from 1993 to 1999.


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.

LESLIE W. FINNEMORE, a senior vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial, since 1987.

MICHAEL BISSONNETTE, a senior vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Stein Roe and its affiliate, Colonial, since June, 1999. Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999 and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.


ANN T. PETERSON, a vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Colonial, an affiliate of Stein Roe.


STEIN ROE MONEY MARKET FUND, VARIABLE SERIES.

JANE M. NAESETH, a senior vice president of Stein Roe, has managed the Money Market Fund since its inception. Ms. Naeseth has managed other Stein Roe funds since 1980 and has been affiliated with Stein Roe since 1977.

RULE 12b-1 PLAN
--------------------------------------------------------------------------------


The Funds, other than the Money Market Fund, have adopted a plan under Rule 12b-1 for their Class B shares. The Plan allows the Funds to pay fees for the sale and distribution of their Class B shares. Under the Plan, each Fund pays the distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Funds' Class B shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are not subject to a distribution fee.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------

As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life), and, with respect to Small Company

TRUST MANAGEMENT ORGANIZATIONS
------------------------------



Growth Fund, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company and Providian Life and Health Insurance Company. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc.
(LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.


The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks". In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information. Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.


FUTURES AND OPTIONS (BALANCED FUND AND FEDERAL SECURITIES FUND)



The Funds may use futures to gain exposure to groups of stocks or individual issuers. The Funds use futures to invest cash pending direct investments in stocks and to enhance their return. They also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. The Funds use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Funds may lose money if Stein Roe does not correctly anticipate the market movements of those underlying securities.



SHORT SALES (BALANCED FUND, SMALL COMPANY GROWTH FUND AND FEDERAL SECURITIES
FUND)


The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds.

TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)

Mortgage securities represent ownership interests in large, diversified pools of individual home mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. The monthly payments of principal and interest made by homeowners are in turn passed through to the mortgage investor.

The Fund invests in three major sectors of the mortgage securities universe. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the

OTHER INVESTMENT STRATEGIES AND RISKS
-------------------------------------


underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are securities backed by various types of loans such as credit card, auto and home-equity loans. The Fund generally invests in "mortgage-related" asset-backed securities, which are backed by residential first and second lien home equity, home improvement and manufactured housing loans.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.


PORTFOLIO TURNOVER (ALL FUNDS, EXCEPT MONEY MARKET FUND)



There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% (150% in the case of Small Company Growth Fund) under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.



TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)


At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods through December 31, 1998 is included in the Funds' financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.


STEIN ROE BALANCED FUND, VARIABLE SERIES


                                                                  Year ended December 31,
                                                     2000       1999        1998       1997       1996

                                                    Class A    Class A     Class A    Class A    Class A
                                                    -------    -------     -------    -------    -------
 Net asset value-- Beginning of period ($)            17.80     17.14        16.81       16.28     14.08
--------------------------------------------------------------------------------------------------------
                                                       0.45      0.28         0.48        0.53      0.57
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)
--------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)              (0.63)     1.74         1.48        1.96      1.63
--------------------------------------------------------------------------------------------------------
 Total from Investment Operations                     (0.18)     2.02         1.96        2.49      2.20
--------------------------------------------------------------------------------------------------------
                                                      (0.47)    (0.47)       (0.51)      (0.56)      ---
 LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
 From net investment income
--------------------------------------------------------------------------------------------------------
 From net realized gains                              (0.80)    (0.89)       (1.12)      (1.40)      ---
--------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders         (1.27)    (1.36)       (1.63)      (1.96)      ---
--------------------------------------------------------------------------------------------------------
 Net asset value-- End of period ($)                  16.35     17.80        17.14       16.81     16.28
--------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                              (1.02)    12.53        12.54       16.82     15.63
--------------------------------------------------------------------------------------------------------
                                                       0.64       0.63(e)     0.65       0.66       0.67
 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (d)
--------------------------------------------------------------------------------------------------------
 Net investment income (d)                             2.66       2.60(e)     3.00       3.18       3.68
--------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                                  39         43          61         44         76
--------------------------------------------------------------------------------------------------------
 Net assets at end of period (000) ($)              376,183    425,005     361,823    325,033    299,184


(a) Per share data was calculated using average shares outstanding during the period.


(b)      Total return at net asset value assuming all distributions reinvested.



(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS

STEIN ROE BALANCED FUND, VARIABLE SERIES


                                                          Period ended
                                                          December 31,
                                                              2000*

                                                             Class B
                                                             -------
 Net asset value --
 Beginning of period ($)                                      16.18
---------------------------------------------------------------------------
                                                               0.25
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)
---------------------------------------------------------------------------
 Net realized and unrealized loss                             (0.10)
---------------------------------------------------------------------------
 Total from Investment Operations                              0.15
---------------------------------------------------------------------------
 Net asset value--                                            16.33
 End of period ($)
---------------------------------------------------------------------------
 Total return (b)(c)(d) (%)                                    0.93***
---------------------------------------------------------------------------
                                                               0.90**
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (e)
---------------------------------------------------------------------------
 Net investment income (e)                                    2.57**
---------------------------------------------------------------------------
 Expenses waived or reimbursed
    by the Distributor(e)                                     0.04**
---------------------------------------------------------------------------
 Portfolio turnover (%)                                         39***
---------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                           14,985



(*)      Class B shares were initially offered on June 1, 2000.



(**)     Annualized.



(***)    Not annualized.



(a) Per share data was calculated using average shares outstanding during the period.



(b)      Total return at net asset value assuming all distributions reinvested.



(c) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



(d) Total return figures do not include any insurance company charges. If included, total return would be reduced.



(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


                                                                     Year ended December 31,
                                                2000           1999           1998           1997           1996

                                               Class A        Class A        Class A        Class A        Class A
                                               -------        -------        -------        -------        -------
 Net asset value --
 Beginning of period ($)                         57.93          43.53          36.13          28.61          23.59
----------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (loss) (a)                (0.11)         (0.03)          0.08           0.10           0.13
----------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)         (5.13)         15.79           9.54           8.84           4.89
----------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                (5.24)         15.76           9.62           8.94           5.02
----------------------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
 From net investment income                         --          (0.08)         (0.10)         (0.12)            --
----------------------------------------------------------------------------------------------------------------------
 From net realized gains                         (8.04)         (1.28)         (2.12)         (1.30)            --
----------------------------------------------------------------------------------------------------------------------
 Total Distributions                             (8.04)         (1.36)         (2.22)         (1.42)            --
 Declared to Shareholders
----------------------------------------------------------------------------------------------------------------------
 Net asset value--                               44.65          57.93          43.53          36.13          28.61
 End of period ($)
----------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                        (12.02)         36.94          27.91          32.28          21.28
----------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                     0.68           0.67           0.70           0.71           0.73
----------------------------------------------------------------------------------------------------------------------
 Net investment income (loss) (d)                (0.20)         (0.05)          0.21           0.32           0.49
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                             65             70             40             28             35
----------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                              376,243        403,836        271,584        213,399        161,879



(a) Per share data was calculated using average shares outstanding during the period.



(b)      Total return at net asset value assuming all distributions reinvested.



(c) Total return figures do not include insurance company charges. If included, total return would be reduced.


(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


                                                   Period ended
                                                   December 31,
                                                       2000*

                                                      Class B
                                                      -------
 Net asset value --
 Beginning of period ($)                               50.85
-------------------------------------------------------------------
                                                       (0.12)
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (a)
-------------------------------------------------------------------
 Net realized and unrealized loss                      (6.14)
-------------------------------------------------------------------
 Total from Investment Operations                      (6.26)
-------------------------------------------------------------------
 Net asset value --                                    44.59
 End of period ($)
-------------------------------------------------------------------
 Total return (b)(c) (%)                              (12.31)**
-------------------------------------------------------------------
                                                        0.95***
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)
-------------------------------------------------------------------
 Net investment loss (d)                               (0.43)***
-------------------------------------------------------------------
 Portfolio turnover (%)                                   65**
-------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                     20,059



(*)      Class B shares were initially offered on June 1, 2000.



(**)     Not annualized.



(***)    Annualized.



(a) Per share data was calculated using average shares outstanding during the period.



(b)      Total return at net asset value assuming all distributions reinvested.



(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES



                                                                         Year ended December 31,
                                               2000              1999              1998           1997           1996

                                              Class A           Class A           Class A        Class A        Class A
                                              -------           -------           -------        -------        -------
 Net asset value --
 Beginning of period ($)                        20.16             13.62             18.00          20.73          16.33
--------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (loss) (a)               (0.05)            (0.03)            (0.04)          0.01           0.04
--------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)        (1.03)             6.57             (2.77)          1.25           4.36
--------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations               (1.08)             6.54             (2.81)          1.26           4.40
--------------------------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
 From net investment income                        --                --                --          (0.03)            --
--------------------------------------------------------------------------------------------------------------------------
 From net realized gains                           --                --             (1.57)         (3.96)            --
--------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               --                --             (1.57)         (3.99)            --
 Declared to Shareholders
--------------------------------------------------------------------------------------------------------------------------
 Net asset value--
 End of period ($)                              19.08             20.16             13.62          18.00          20.73
--------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                        (5.36)            48.02            (17.30)          7.81          26.94
--------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                    0.73              0.72(e)           0.75           0.73           0.75
--------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss) (d)               (0.24)            (0.27)(e)         (0.22)          0.04           0.20
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                           155               110               103             93            100
--------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                             109,856           139,849           131,929        200,590        196,216



(a) Per share data was calculated using average shares outstanding during the period.



(b) Total return at net asset value assuming all distributions reinvested.



(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.


(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.


(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS


STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES



                                                      Period ended
                                                      December 31,
                                                         2000***

                                                         Class B
                                                         -------
 Net asset value --
 Beginning of period ($)                                  19.39
---------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (a)                                 (0.06)
---------------------------------------------------------------------
 Net realized and unrealized loss                        (0.28)
---------------------------------------------------------------------
 Total from Investment Operations                        (0.34)
---------------------------------------------------------------------
 Net asset value --
 End of period ($)                                       19.05
---------------------------------------------------------------------
 Total return (b)(c) (%)                                 (1.75)**
---------------------------------------------------------------------
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                             1.00*
---------------------------------------------------------------------
 Net investment loss (d)                                 (0.49)*
---------------------------------------------------------------------
 Portfolio turnover (%)                                    155**
---------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                            1



(*)      Annualized.



(**)     Not annualized.



(***) Class B shares were initially offered on June 1, 2000.



(a) Per share data was calculated using average shares outstanding during the period.



(b)      Total return at net asset value assuming all distributions reinvested.



(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES



                                                                           Year ended December 31,
                                               2000              1999               1998          1997             1996

                                              Class A           Class A            Class A       Class A          Class A
                                              -------           -------            -------       -------          -------
 Net asset value --
 Beginning of period ($)                        10.35             10.79             10.73          9.84            10.16
---------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)                       0.66              0.66              0.55          0.68             0.78
---------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)         0.40             (0.55)             0.14          0.21            (0.30)
---------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                1.06              0.11              0.69          0.89             0.48
---------------------------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
 From net investment income                     (0.65)            (0.55)            (0.63)           --            (0.80)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value--                              10.76             10.35             10.79         10.73             9.84
 End of period ($)
---------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                        10.83              1.08              6.80          9.04             4.70(g)
---------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                    0.63              0.64(e)           0.70          0.70             0.70(f)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income (d)                       6.52              6.29(e)           5.91          6.59             6.71(g)
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                            43                28(h)           8(h)            29(h)            72(h)
---------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                             105,064           105,898            96,693        77,173           76,009



(a) Per share data was calculated using average shares outstanding during the period.



(b)      Total return at net asset value assuming all distributions reinvested.



(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.



(f) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 0.72% for the year ended December 31, 1996.



(g)      Computed giving effect to the Manager's expense limitation undertaking.



(h)      Portfolio turnover includes dollar roll transactions.

FINANCIAL HIGHLIGHTS


LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES



                                            Period ended
                                            December 31,
                                               2000*

                                             Class B
                                             -------
 Net asset value --
 Beginning of period ($)                       9.87
------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)                     0.38
------------------------------------------------------------
 Net realized and unrealized gain              0.47
------------------------------------------------------------
 Total from Investment Operations              0.85
------------------------------------------------------------
 Net asset value --
 End of period ($)                            10.72
------------------------------------------------------------
 Total return (b)(c) (%)                       8.61**
------------------------------------------------------------
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                  0.87***
------------------------------------------------------------
 Net investment income (d)                     6.25***
------------------------------------------------------------
 Portfolio turnover (%)                          43**
------------------------------------------------------------
 Net assets at end of
 period (000) ($)                             7,663



(*)      Class B shares were initially offered on June 1, 2000.



(**)     Not annualized.



(***)    Annualized.



(a) Per share data was calculated using average shares outstanding during the period.



(b)      Total return at net asset value assuming all distributions reinvested.



(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


                                                                           Year ended December 31,
                                               2000               1999               1998             1997           1996

                                              Class A            Class A            Class A          Class A        Class A
                                              -------            -------            -------          -------        -------
 Net asset value --
 Beginning of period ($)                        1.000              1.000              1.000           1.000          1.000
------------------------------------------------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)                      0.059              0.047              0.050           0.050          0.049
------------------------------------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
 From net investment income                    (0.059)            (0.047)            (0.050)         (0.050)        (0.049)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value--
 End of period ($)                              1.000              1.000              1.000           1.000          1.000
------------------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                         6.05               4.79               5.17            5.18           5.01
------------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                    0.56               0.52(e)            0.62            0.65           0.65
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (d)                       5.90               4.75(e)            4.99            5.05           4.90
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                             212,317            170,539            101,340          67,137         65,461


(a) Per share data was calculated using average shares outstanding during the period.


(b)      Total return at net asset value assuming all distributions reinvested.



(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.



(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.



(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE


Each share price is its net asset value next determined. Each Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).


To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS


Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and

SHAREHOLDER INFORMATION
-----------------------


distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.


[OTHER CLASS OF SHARES



The Funds, except the Money Market Fund, also offer an additional class of shares, Class [A/B] shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.]

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.


Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.


                              MORNINGSTAR STYLE BOX


The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.


The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.


   Value   Blend   Growth
     1       2       3      Large
     4       5       6      Mid-Cap
     7       8       9      Small


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A
----------


MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.


VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.


For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Advisor: Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Funds' Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


Investment Company Act file number:  811-05199

-   Stein Roe Balanced Fund, Variable Series
-   Stein Roe Growth Stock Fund, Variable Series
-   Stein Roe Small Company Growth Fund, Variable Series
-   Liberty Federal Securities Fund, Variable Series
    (formerly Stein Roe Mortgage Securities Fund, Variable Series)
-   Stein Roe Money Market Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-        Stein Roe Money Market Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




-------------------------------------
   NOT FDIC          MAY LOSE VALUE
                  -------------------
    INSURED         NO BANK GUARANTEE
-------------------------------------

                                TABLE OF CONTENTS


THE TRUST                                                                      3
--------------------------------------------------------------------------------

THE FUND                                                                       4
--------------------------------------------------------------------------------
      The Fund section contains the following information:
      Investment Goal, Principal Investment Strategies, Principal
      Investment Risks and Performance History
      Stein Roe Money Market Fund, Variable Series.............................4

TRUST MANAGEMENT ORGANIZATIONS                                                 7
--------------------------------------------------------------------------------
      The Trustees.............................................................7
      Investment Advisor: Stein Roe & Farnham Incorporated.....................7
      Portfolio Manager........................................................7
      Mixed and Shared Funding.................................................8

FINANCIAL HIGHLIGHTS                                                           9
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                       10
--------------------------------------------------------------------------------

                                    THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about one of the Funds in the Trust:

-        Stein Roe Money Market Fund, Variable Series (Money Market Fund)

Other Funds may be added or deleted from time to time.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND


                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high current income, consistent with capital preservation and the maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

- Securities issued or guaranteed by the U.S. government or by its agencies;

- Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

- Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

- Commercial paper of domestic or foreign issuers, including variable rate demand notes;

- Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

-        Repurchase agreements; and

-        Other high-quality short-term obligations.

The Fund invests more than 25% of its total assets in securities of issuers in the financial services industry, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions

The Fund seeks to preserve the value of your investment at $1 per share.

Stein Roe generally makes decisions on buying and selling portfolio investments based upon its judgment that the decision will improve the Fund's investment return and further its investment goal. Stein Roe may also be required to sell portfolio investments to fund redemptions.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE FUND


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell them at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Because of the policy of investing more than 25% of assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than similar funds by changes affecting that industry.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR YEAR TOTAL RETURNS (CLASS A)


[TOTAL RETURNS (CLASS A) BAR GRAPH]

Year          Money Market Fund
1991                5.80%
1992                3.47%
1993                2.71%
1994                3.79%
1995                5.62%
1996                5.01%
1997                5.15%
1998                5.12%
1999                4.80%
2000                6.05%

For the period shown in bar chart:
Best quarter:  1st quarter 1991, +1.66%
Worst quarter: 2nd quarter 1993, +0.66%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                          1 YEAR         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Class A (%)                                6.05           5.23            4.75

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------
Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Fund paid Stein Roe management and administrative fees at the following combined annual rate of the average daily net assets of the Fund:

Stein Roe Money Market Fund, Variable Series              0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------
STEIN ROE MONEY MARKET FUND, VARIABLE SERIES.
JANE M. NAESETH, a senior vice president of Stein Roe, has managed the Money Market Fund since its inception. Ms. Naeseth has managed other Stein Roe funds since 1980 and has been affiliated with Stein Roe since 1977.

TRUST MANAGEMENT ORGANIZATIONS


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life). Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Fund's total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through December 31, 1998 is included in the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.


STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                                                 Year ended December 31,
                                                           2000           1999            1998            1997            1996

                                                         Class A        Class A         Class A         Class A         Class A

 Net asset value -
 Beginning of period ($)                                  1.000          1.000           1.000           1.000           1.000

--------------------------------------------------------------------------------------------------------------------------------
                                                          0.059          0.047           0.050           0.050           0.049
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)
--------------------------------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):

 From net investment income                              (0.059)        (0.047)         (0.050)         (0.050)         (0.049)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value -                                        1.000          1.000           1.000           1.000           1.000
 End of period ($)
--------------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                                   6.05           4.79            5.17            5.18            5.01
--------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE
 NET ASSETS (%):

 Expenses (d)                                              0.56           0.52(e)         0.62            0.65            0.65
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (d)                                 5.90           4.75(e)         4.99            5.05            4.90
--------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of                                   212,317        170,539         101,340          67,137          65,461
 period (000) ($)

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines the net asset value by dividing the total net assets by the number of outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION


DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends are declared daily and are reinvested monthly in shares of the Fund at the net asset value per share of $1. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Advisor:          Stein Roe & Farnham Incorporated

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Fund's Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:  811-05199

-        Stein Roe Money Market Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-   Stein Roe Balanced Fund, Variable Series
-   Stein Roe Growth Stock Fund, Variable Series
-   Stein Roe Small Company Growth Fund, Variable Series
-   Liberty Federal Securities Fund, Variable Series
-   Stein Roe Money Market Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.






---------------------------
NOT FDIC    MAY LOSE VALUE
          -----------------
INSURED   NO BANK GUARANTEE
---------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                          3
------------------------------------------------------------------------------------

THE FUNDS                                                                          3
------------------------------------------------------------------------------------
    Defining Capitalization....................................................    3
    Each Fund section contains the following information specific to that Fund:
    Investment Goal, Principal Investment Strategies, Principal
    Investment Risks and Performance History
    Stein Roe Balanced Fund, Variable Series...................................    4
    Stein Roe Growth Stock Fund, Variable Series...............................    7
    Stein Roe Small Company Growth Fund, Variable Series.......................   10
    Liberty Federal Securities Fund, Variable Series...........................   13
    Stein Roe Money Market Fund, Variable Series...............................   16

TRUST MANAGEMENT ORGANIZATIONS                                                    19
------------------------------------------------------------------------------------
    The Trustees...............................................................   19
    Investment Advisor: Stein Roe & Farnham Incorporated.......................   19
    Investment Sub-Advisor and Portfolio Managers..............................   19
    Mixed and Shared Funding...................................................   21

OTHER INVESTMENT STRATEGIES AND RISKS                                             22
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                              24
------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                           29
------------------------------------------------------------------------------------

APPENDIX A                                                                        31
------------------------------------------------------------------------------------

                                    THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about all of the Funds in the Trust:

-   Stein Roe Balanced Fund, Variable Series (Balanced Fund)
-   Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund)
-   Stein Roe Small Company Growth Fund, Variable Series (Small Company Growth
    Fund)
-   Liberty Federal Securities Fund, Variable Series (Federal Securities Fund)
-   Stein Roe Money Market Fund, Variable Series (Money Market Fund)

Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares - Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

LARGE CAPITALIZATION
Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION
Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION
Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

                    STEIN ROE BALANCED FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among common stocks, bonds and cash. The Fund invests primarily in well-established large-cap companies. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.

The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade" -- that is, within the four highest rating categories assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.

The portfolio managers set the Fund's asset allocation between stocks, bonds and cash. The portfolio managers may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio managers may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio managers may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The Fund generally is managed in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the portfolio managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS STEIN ROE BALANCED FUND, VARIABLE SERIES



Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices.. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE BALANCED FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category Average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR
1991       27.93%
1992        7.53%
1993        9.29%
1994       -3.19%
1995       25.47%
1996       15.62%
1997       16.82%
1998       12.54%
1999       12.53%
2000       -1.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1998, -6.04%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                             1 YEAR       5 YEARS       10 YEARS
Class A (%)                                   -1.02        11.10          11.95
--------------------------------------------------------------------------------
S&P 500 Index (%)                             -9.10        18.33          17.44
--------------------------------------------------------------------------------
Lehman Brothers Index (%)                     11.85         6.24           8.00
--------------------------------------------------------------------------------
Lipper Average (%)                             2.25        11.32          11.71

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in the common stocks of large-cap companies. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, Stein Roe considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Large Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES



The Fund's emphasis on certain market sectors may increase volatility in its net asset value. If sectors that the Fund invests in do not perform well, its net asset value could decrease.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES




PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

YEAR        GROWTH STOCK FUND
1991             48.03%
1992              6.63%
1993              4.97%
1994             -6.35%
1995             37.73%
1996             21.28%
1997             32.28%
1998             27.91%
1999             36.94%
2000            -12.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  4th  quarter 2000, -17.18%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                                1 YEAR      5 YEARS     10 YEARS
Class A (%)                                     -12.02       19.84        18.11
--------------------------------------------------------------------------------
S&P 500 Index (%)                                -9.10       18.33        17.44

              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of small-cap companies. The Fund may invest in new issuers during periods when new issues are being brought to market. The Fund may also invest in mid-cap companies. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, Stein Roe seeks out companies that are or, in Stein Roe's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. Stein Roe also looks for companies with strong management teams that participate in the ownership of the companies.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Small Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2000, the Fund's benchmark was changed to the Russell 2000 Growth Index (Russell Index), an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's Small Cap 600 Index (S&P 600 Index), an unmanaged index that tracks the performance of small capitalization stocks. Stein Roe believes that the Russell Index is more representative of the Fund's small-cap growth investment style and more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the Fund are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 600 Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART OMITTED]

YEAR          SMALL COMPANY GROWTH FUND
1991                   37.25%
1992                   14.48%
1993                   35.68%
1994                    1.19%
1995                   11.75%
1996                   26.94%
1997                    7.81%
1998                  -17.30%
1999                   48.02%
2000                   -5.36%

For the period shown in bar chart:
Best quarter:  4th quarter 1999, +35.39%
Worst quarter:  4th  quarter 2000, -21.84%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                          1 YEAR         5 YEARS        10 YEARS
Class A (%)                                -5.36           9.66           14.35
--------------------------------------------------------------------------------
Russell Index (%)                         -22.43           7.14           12.80
--------------------------------------------------------------------------------
S&P 600 Index (%)                          11.80          13.57           17.44

                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest up to 35% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, Stein Roe looks for securities within these sectors that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade (BBB) or higher. The Fund also may invest in unrated securities if Stein Roe believes the security is comparable in quality to a security that is rated at least investment grade.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on Stein Roe's judgment of which types of securities will outperform the others. In selecting investments for the Fund, Stein Roe considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its investment goals.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES




Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES




PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2000, the Fund's benchmark was changed to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government securities. Previously, the Fund's returns were compared to the Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage Index), an unmanaged index that tracks the performance of a group of mortgage securities. Stein Roe believes that the Lehman Government Index, because of its greater emphasis on U.S. government bonds, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the Fund are shown compared to the Lehman Government Index, as well as the Fund's previous benchmark, the Lehman Mortgage Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART OMITTED]

YEAR          FEDERAL SECURITIES FUND
1991                 14.48%
1992                  5.96%
1993                  6.26%
1994                 -1.57%
1995                 15.74%
1996                  4.70%
1997                  9.04%
1998                  6.80%
1999                  1.08%
2000                 10.83%

For the period shown in bar chart:
Best quarter:  3rd quarter 1991, +5.13%
Worst quarter:  1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                           1 YEAR         5 YEARS       10 YEARS
Class A (%)                                 10.83          6.44            7.21
--------------------------------------------------------------------------------
Lehman Government Index (%)                 10.47          6.19            7.19
--------------------------------------------------------------------------------
Lehman Mortgage Index (%)                   11.16          6.91            7.82

                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high current income, consistent with capital preservation and the maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

-   Securities issued or guaranteed by the U.S. government or by its agencies;
- Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
- Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
- Commercial paper of domestic or foreign issuers, including variable rate demand notes;
- Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
-   Repurchase agreements; and
-   Other high-quality short-term obligations.

The Fund invests more than 25% of its total assets in securities of issuers in the financial services industry, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions.

The Fund seeks to preserve the value of your investment at $1 per share.

Stein Roe generally makes decisions on buying and selling portfolio investments based upon its judgment that the decision will improve the Fund's investment return and further its investment goal. Stein Roe may also be required to sell portfolio investments to fund redemptions.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE FUNDS STEIN ROE MONEY MARKET FUND, VARIABLE SERIES



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell them at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Because of the policy of investing more than 25% of assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than similar funds by changes affecting that industry.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS STEIN ROE MONEY MARKET FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART OMITTED]

YEAR          MONEY MARKET FUND
1991                5.80%
1992                3.47%
1993                2.71%
1994                3.79%
1995                5.62%
1996                5.01%
1997                5.15%
1998                5.12%
1999                4.80%
2000                6.05%

For the period shown in bar chart:
Best quarter:  1st quarter 1991, +1.66%
Worst quarter: 2nd quarter 1993, +0.66%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                           1 YEAR         5 YEARS       10 YEARS
Class A (%)                                 6.05           5.23            4.75

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------
Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Funds paid Stein Roe management and administrative fees at the following combined annual rates of the average daily net assets of each specified Fund:

Stein Roe Balanced Fund, Variable Series                            0.60%
Stein Roe Growth Stock Fund, Variable Series                        0.65%
Stein Roe Small Company Growth Fund, Variable Series                0.65%
Liberty Federal Securities Fund, Variable Series                    0.55%
Stein Roe Money Market Fund, Variable Series                        0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER
Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEIN ROE BALANCED FUND, VARIABLE SERIES.
Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

TRUST MANAGEMENT ORGANIZATIONS



Nordea, which is located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. In addition to sub-advising the Balanced Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

HARVEY B. HIRSCHHORN, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Balanced Fund since 1996. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Growth Stock Fund since 1994. Mr. Gustafson has managed various other Funds and privately managed accounts for Stein Roe since 1992.

STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES.
WILLIAM M. GARRISON, a senior vice president of Stein Roe, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Stein Roe in 1989 and currently serves as a portfolio manager of various funds for Stein Roe. He served as an associate portfolio manager with Stein Roe from 1995 to 1999, and was an equity research analyst with Stein Roe from 1993 to 1999.

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.
LESLIE W. FINNEMORE, a senior vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial, since 1987.

MICHAEL BISSONNETTE, a senior vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Stein Roe and its affiliate, Colonial, since June, 1999. Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999 and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.

ANN T. PETERSON, a vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Colonial, an affiliate of Stein Roe.

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES.
JANE M. NAESETH, a senior vice president of Stein Roe, has managed the Money Market Fund since its inception. Ms. Naeseth has managed other Stein Roe funds since 1980 and has been affiliated with Stein Roe since 1977.

TRUST MANAGEMENT ORGANIZATIONS



MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life), and, with respect to Small Company Growth Fund, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company and Providian Life and Health Insurance Company. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks". In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information. Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

FUTURES AND OPTIONS (BALANCED FUND AND FEDERAL SECURITIES FUND)

The Funds may use futures to gain exposure to groups of stocks or individual issuers. The Funds use futures to invest cash pending direct investments in stocks and to enhance their return. They also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. The Funds use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Funds may lose money if Stein Roe does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (BALANCED FUND, SMALL COMPANY GROWTH FUND AND FEDERAL SECURITIES
FUND)

The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds.

OTHER INVESTMENT STRATEGIES AND RISKS



TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)

Mortgage securities represent ownership interests in large, diversified pools of individual home mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. The monthly payments of principal and interest made by homeowners are in turn passed through to the mortgage investor.

The Fund invests in three major sectors of the mortgage securities universe. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are securities backed by various types of loans such as credit card, auto and home-equity loans. The Fund generally invests in "mortgage-related" asset-backed securities, which are backed by residential first and second lien home equity, home improvement and manufactured housing loans.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

PORTFOLIO TURNOVER (ALL FUNDS, EXCEPT MONEY MARKET FUND)

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% (150% in the case of Small Company Growth Fund) under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)

At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods through December 31, 1998 is included in the Funds' financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.

STEIN ROE BALANCED FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                                Year ended December 31,
                                                     2000      1999      1998      1997      1996
                                                   Class A   Class A   Class A   Class A   Class A
Net asset value--Beginning of period ($)            17.80     17.14     16.81     16.28     14.08
--------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(a)                             0.45      0.28      0.48      0.53      0.57
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)             (0.63)     1.74      1.48      1.96      1.63
--------------------------------------------------------------------------------------------------
Total from Investment Operations                    (0.18)     2.02      1.96      2.49      2.20
==================================================================================================

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                          (0.47)    (0.47)    (0.51)    (0.56)       --
--------------------------------------------------------------------------------------------------
From net realized gains                             (0.80)    (0.89)    (1.12)    (1.40)       --
--------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders        (1.27)    (1.36)    (1.63)    (1.96)       --
--------------------------------------------------------------------------------------------------
Net asset value--End of period ($)                  16.35     17.80     17.14     16.81     16.28
--------------------------------------------------------------------------------------------------
Total return(b)(c) (%)                              (1.02)    12.53     12.54     16.82     15.63
==================================================================================================

RATIOS TO AVERAGE NET ASSETS (%):

Expenses(d)                                          0.64    0.63(e)     0.65      0.66      0.67
--------------------------------------------------------------------------------------------------
Net investment income(d)                             2.66    2.60(e)     3.00      3.18      3.68
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                39        43        61        44        76
--------------------------------------------------------------------------------------------------
Net assets at end of period (000) ($)              376,183   425,005   361,823   325,033   299,184


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS




STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                       Year ended December 31,
                                            2000      1999      1998      1997      1996
                                          Class A   Class A   Class A   Class A   Class A
Net asset value --
Beginning of period ($)                    57.93     43.53     36.13     28.61     23.59
-----------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (loss)(a)            (0.11)    (0.03)     0.08      0.10      0.13
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)    (5.13)    15.79      9.54      8.84      4.89
-----------------------------------------------------------------------------------------
Total from Investment Operations           (5.24)    15.76      9.62      8.94      5.02
=========================================================================================

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                   --      (0.08)    (0.10)    (0.12)      --
-----------------------------------------------------------------------------------------
From net realized gains                    (8.04)    (1.28)    (2.12)    (1.30)      --
-----------------------------------------------------------------------------------------
Total Distributions                        (8.04)    (1.36)    (2.22)    (1.42)      --
Declared to Shareholders
=========================================================================================
Net asset value--
End of period ($)                          44.65     57.93     43.53     36.13     28.61
-----------------------------------------------------------------------------------------
Total return(b)(c) (%)                    (12.02)    36.94     27.91     32.28     21.28
=========================================================================================

RATIOS TO AVERAGE
NET ASSETS (%):

Expenses(d)                                 0.68      0.67      0.70      0.71      0.73
-----------------------------------------------------------------------------------------
Net investment income (loss)(d)            (0.20)    (0.05)     0.21      0.32      0.49
-----------------------------------------------------------------------------------------
Portfolio turnover (%)                       65        70        40        28        35
-----------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                          376,243   403,836   271,584   213,399   161,879

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS



STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                        Year ended December 31,
                                            2000       1999       1998      1997      1996
                                          Class A    Class A    Class A   Class A   Class A
Net asset value --
Beginning of period ($)                    20.16      13.62      18.00     20.73     16.33
-------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (loss)(a)            (0.05)     (0.03)     (0.04)     0.01      0.04
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)    (1.03)      6.57      (2.77)     1.25      4.36
-------------------------------------------------------------------------------------------
Total from Investment Operations           (1.08)      6.54      (2.81)     1.26      4.40
===========================================================================================

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                   --         --         --      (0.03)      --
-------------------------------------------------------------------------------------------
From net realized gains                      --         --       (1.57)    (3.96)      --
-------------------------------------------------------------------------------------------
Total Distributions
Declared to Shareholders                     --         --       (1.57)    (3.99)      --
-------------------------------------------------------------------------------------------
Net asset value--                          19.08      20.16      13.62     18.00     20.73
End of period ($)
-------------------------------------------------------------------------------------------
Total return(b)(c) (%)                     (5.36)     48.02     (17.30)     7.81     26.94
===========================================================================================

RATIOS TO AVERAGE
NET ASSETS (%):

Expenses(d)                                 0.73      0.72(e)     0.75      0.73      0.75
-------------------------------------------------------------------------------------------
Net investment income (loss)(d)            (0.24)   (0.27)(e)    (0.22)     0.04      0.20
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                       155        110        103        93       100
-------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                          109,856    139,849    131,929   200,590   196,216

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS



LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                       Year ended December 31,
                                            2000      1999      1998      1997      1996
                                          Class A   Class A   Class A   Class A   Class A
Net asset value --
Beginning of period ($)                    10.35    10.79      10.73      9.84     10.16
-----------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(a)                    0.66     0.66       0.55      0.68      0.78
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)     0.40    (0.55)      0.14      0.21     (0.30)
-----------------------------------------------------------------------------------------
Total from Investment Operations            1.06     0.11       0.69      0.89      0.48
=========================================================================================

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                 (0.65)   (0.55)     (0.63)      --      (0.80)
-----------------------------------------------------------------------------------------
Net asset value--
End of period ($)                          10.76    10.35      10.79     10.73      9.84
-----------------------------------------------------------------------------------------
Total return(b)(c) (%)                     10.83     1.08       6.80      9.04     4.70(g)
=========================================================================================

RATIOS TO AVERAGE
NET ASSETS (%):

Expenses(d)                                 0.63    0.64(e)     0.70      0.70     0.70(f)
-----------------------------------------------------------------------------------------
Net investment income(d)                    6.52    6.29(e)     5.91      6.59     6.71(g)
-----------------------------------------------------------------------------------------
Portfolio turnover (%)                        43     28(h)      8(h)      29(h)     72(h)
-----------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                          105,064   105,898    96,693    77,173    76,009

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(f) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 0.72% for the year ended December 31, 1996.

(g) Computed giving effect to the Manager's expense limitation undertaking.

(h) Portfolio turnover includes dollar roll transactions.

FINANCIAL HIGHLIGHTS



STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                       Year ended December 31,
                                            2000      1999      1998      1997      1996
                                          Class A   Class A   Class A   Class A   Class A
Net asset value --
Beginning of period ($)                    1.000     1.000     1.000     1.000     1.000
-----------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(a)                   0.059     0.047     0.050     0.050     0.049
-----------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                (0.059)   (0.047)   (0.050)   (0.050)   (0.049)
-----------------------------------------------------------------------------------------
Net asset value--                          1.000     1.000     1.000     1.000     1.000
End of period ($)
-----------------------------------------------------------------------------------------
Total return(b)(c) (%)                      6.05      4.79      5.17      5.18      5.01
=========================================================================================

RATIOS TO AVERAGE
NET ASSETS (%):

Expenses(d)                                 0.56    0.52(e)     0.62      0.65      0.65
-----------------------------------------------------------------------------------------
Net investment income(d)                    5.90    4.75(e)     4.99      5.05      4.90
-----------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                          212,317   170,539   101,340    67,137    65,461

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION



DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

   VALUE   BLEND   GROWTH
     1       2       3      LARGE
     4       5       6      MID-CAP
     7       8       9      SMALL


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A



MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Advisor: Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Funds' Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

-   Stein Roe Balanced Fund, Variable Series
-   Stein Roe Growth Stock Fund, Variable Series
-   Stein Roe Small Company Growth Fund, Variable Series
- Liberty Federal Securities Fund, Variable Series (formerly Stein Roe Mortgage Securities Fund, Variable Series)
-   Stein Roe Money Market Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-   Stein Roe Balanced Fund, Variable Series
-   Stein Roe Growth Stock Fund, Variable Series
-   Stein Roe Small Company Growth Fund, Variable Series
-   Stein Roe Money Market Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.








----------------------------
NOT FDIC    MAY LOSE VALUE
           -----------------
INSURED    NO BANK GUARANTEE
----------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                          3
------------------------------------------------------------------------------------

THE FUNDS                                                                          3
------------------------------------------------------------------------------------
    Defining Capitalization....................................................    3
    Each Fund section contains the following information specific to that Fund:
    Investment Goal, Principal Investment Strategies, Principal
    Investment Risks and Performance History
    Stein Roe Balanced Fund, Variable Series...................................    4
    Stein Roe Growth Stock Fund, Variable Series...............................    7
    Stein Roe Small Company Growth Fund, Variable Series.......................   10
    Stein Roe Money Market Fund, Variable Series...............................   13

TRUST MANAGEMENT ORGANIZATIONS                                                    16
------------------------------------------------------------------------------------
    The Trustees...............................................................   16
    Investment Advisor: Stein Roe & Farnham Incorporated.......................   16
    Investment Sub-Advisor and Portfolio Managers..............................   16
    Mixed and Shared Funding...................................................   18

OTHER INVESTMENT STRATEGIES AND RISKS                                             19
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                              21
------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                           25
------------------------------------------------------------------------------------

APPENDIX A                                                                        27
------------------------------------------------------------------------------------

                                    THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about four of the Funds in the Trust:

-   Stein Roe Balanced Fund, Variable Series (Balanced Fund)
-   Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund)
-   Stein Roe Small Company Growth Fund, Variable Series (Small Company Growth
    Fund)
-   Stein Roe Money Market Fund, Variable Series (Money Market Fund)

Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares - Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

LARGE CAPITALIZATION
Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION
Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION
Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

                    STEIN ROE BALANCED FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among common stocks, bonds and cash. The Fund invests primarily in well-established large-cap companies. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.

The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade" -- that is, within the four highest rating categories assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.

The portfolio managers set the Fund's asset allocation between stocks, bonds and cash. The portfolio managers may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio managers may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio managers may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The Fund generally is managed in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the portfolio managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS STEIN ROE BALANCED FUND, VARIABLE SERIES



Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices.. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE BALANCED FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category Average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART OMITTED]

YEAR
1991        27.93%
1992         7.53%
1993         9.29%
1994        -3.19%
1995        25.47%
1996        15.62%
1997        16.82%
1998        12.54%
1999        12.53%
2000        -1.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1998, -6.04%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                             1 YEAR       5 YEARS       10 YEARS
Class A (%)                                   -1.02        11.10          11.95
--------------------------------------------------------------------------------
S&P 500 Index (%)                             -9.10        18.33          17.44
--------------------------------------------------------------------------------
Lehman Brothers Index (%)                     11.85         6.24           8.00
--------------------------------------------------------------------------------
Lipper Average (%)                             2.25        11.32          11.71

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in the common stocks of large-cap companies. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, Stein Roe considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Large Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES



The Fund's emphasis on certain market sectors may increase volatility in its net asset value. If sectors that the Fund invests in do not perform well, its net asset value could decrease.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART OMITTED]

YEAR          GROWTH STOCK FUND
1991               48.03%
1992                6.63%
1993                4.97%
1994               -6.35%
1995               37.73%
1996               21.28%
1997               32.28%
1998               27.91%
1999               36.94%
2000              -12.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  4th  quarter 2000, -17.18%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                                1 YEAR      5 YEARS     10 YEARS
Class A (%)                                     -12.02       19.84        18.11
--------------------------------------------------------------------------------
S&P 500 Index (%)                                -9.10       18.33        17.44

              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of small-cap companies. The Fund may invest in new issuers during periods when new issues are being brought to market. The Fund may also invest in mid-cap companies. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, Stein Roe seeks out companies that are or, in Stein Roe's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. Stein Roe also looks for companies with strong management teams that participate in the ownership of the companies.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Small Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES



Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2000, the Fund's benchmark was changed to the Russell 2000 Growth Index (Russell Index), an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's Small Cap 600 Index (S&P 600 Index), an unmanaged index that tracks the performance of small capitalization stocks. Stein Roe believes that the Russell Index is more representative of the Fund's small-cap growth investment style and more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the Fund are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 600 Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART OMITTED]

YEAR          SMALL COMPANY GROWTH FUND
1991                   37.25%
1992                   14.48%
1993                   35.68%
1994                    1.19%
1995                   11.75%
1996                   26.94%
1997                    7.81%
1998                  -17.30%
1999                   48.02%
2000                   -5.36%

For the period shown in bar chart:
Best quarter:  4th quarter 1999, +35.39%
Worst quarter:  4th  quarter 2000, -21.84%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                          1 YEAR         5 YEARS        10 YEARS
Class A (%)                                -5.36           9.66           14.35
--------------------------------------------------------------------------------
Russell Index (%)                         -22.43           7.14           12.80
--------------------------------------------------------------------------------
S&P 600 Index (%)                          11.80          13.57           17.44

                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high current income, consistent with capital preservation and the maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

-   Securities issued or guaranteed by the U.S. government or by its agencies;
- Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
- Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;
- Commercial paper of domestic or foreign issuers, including variable rate demand notes;
- Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;
-   Repurchase agreements; and
-   Other high-quality short-term obligations.

The Fund invests more than 25% of its total assets in securities of issuers in the financial services industry, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions

The Fund seeks to preserve the value of your investment at $1 per share.

Stein Roe generally makes decisions on buying and selling portfolio investments based upon its judgment that the decision will improve the Fund's investment return and further its investment goal. Stein Roe may also be required to sell portfolio investments to fund redemptions.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE FUNDS STEIN ROE MONEY MARKET FUND, VARIABLE SERIES



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell them at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Because of the policy of investing more than 25% of assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than similar funds by changes affecting that industry.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART OMITTED]

YEAR        MONEY MARKET FUND
1991              5.80%
1992              3.47%
1993              2.71%
1994              3.79%
1995              5.62%
1996              5.01%
1997              5.15%
1998              5.12%
1999              4.80%
2000              6.05%

For the period shown in bar chart:
Best quarter:  1st quarter 1991, +1.66%
Worst quarter: 2nd quarter 1993, +0.66%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                          1 YEAR         5 YEARS       10 YEARS
Class A (%)                                6.05           5.23            4.75

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------
Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Funds paid Stein Roe management and administrative fees at the following combined annual rates of the average daily net assets of each specified Fund:

Stein Roe Balanced Fund, Variable Series                      0.60%
Stein Roe Growth Stock Fund, Variable Series                  0.65%
Stein Roe Small Company Growth Fund, Variable Series          0.65%
Stein Roe Money Market Fund, Variable Series                  0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEIN ROE BALANCED FUND, VARIABLE SERIES.
Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

TRUST MANAGEMENT ORGANIZATIONS



Nordea, which is located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. In addition to sub-advising the Balanced Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

HARVEY B. HIRSCHHORN, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Balanced Fund since 1996. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Growth Stock Fund since 1994. Mr. Gustafson has managed various other Funds and privately managed accounts for Stein Roe since 1992.

STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES.
WILLIAM M. GARRISON, a senior vice president of Stein Roe, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Stein Roe in 1989 and currently serves as a portfolio manager of various funds for Stein Roe. He served as an associate portfolio manager with Stein Roe from 1995 to 1999, and was an equity research analyst with Stein Roe from 1993 to 1999.

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES.
JANE M. NAESETH, a senior vice president of Stein Roe, has managed the Money Market Fund since its inception. Ms. Naeseth has managed other Stein Roe funds since 1980 and has been affiliated with Stein Roe since 1977.

TRUST MANAGEMENT ORGANIZATIONS


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life), and, with respect to Small Company Growth Fund, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company and Providian Life and Health Insurance Company. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Funds' principal investment strategies and risks are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks". In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information. Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

FUTURES AND OPTIONS (BALANCED FUND)

The Fund may use futures to gain exposure to groups of stocks or individual issuers. The Fund uses futures to invest cash pending direct investments in stocks and to enhance their return. It also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. The Fund uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if Stein Roe does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (BALANCED FUND AND SMALL COMPANY GROWTH FUND)

The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds.

OTHER INVESTMENT STRATEGIES AND RISKS



PORTFOLIO TURNOVER (ALL FUNDS, EXCEPT MONEY MARKET FUND)

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% (150% in the case of Small Company Growth Fund) under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)

At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods through December 31, 1998 is included in the Funds' financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.

STEIN ROE BALANCED FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                                 Year ended December 31,
                                                      2000      1999      1998      1997      1996
                                                    Class A   Class A   Class A   Class A   Class A
Net asset value--Beginning of period ($)             17.80     17.14     16.81     16.28     14.08
---------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(a)                              0.45      0.28      0.48      0.53      0.57
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)              (0.63)     1.74      1.48      1.96      1.63
---------------------------------------------------------------------------------------------------
Total from Investment Operations                     (0.18)     2.02      1.96      2.49      2.20
===================================================================================================

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

From net investment income                           (0.47)    (0.47)    (0.51)    (0.56)     --
---------------------------------------------------------------------------------------------------
From net realized gains                              (0.80)    (0.89)    (1.12)    (1.40)     --
---------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders         (1.27)    (1.36)    (1.63)    (1.96)     --
---------------------------------------------------------------------------------------------------
Net asset value-- End of period ($)                  16.35     17.80     17.14     16.81     16.28
---------------------------------------------------------------------------------------------------
Total return(b)(c) (%)                               (1.02)    12.53     12.54     16.82     15.63
===================================================================================================

RATIOS TO AVERAGE NET ASSETS (%):

Expenses(d)                                           0.64    0.63(e)     0.65      0.66      0.67
---------------------------------------------------------------------------------------------------
Net investment income(d)                              2.66    2.60(e)     3.00      3.18      3.68
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 39       43         61        44        76
---------------------------------------------------------------------------------------------------
Net assets at end of period (000) ($)               376,183   425,005   361,823   325,033   299,184

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS


STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                       Year ended December 31,
                                            2000      1999      1998      1997      1996
                                          Class A   Class A   Class A   Class A   Class A
Net asset value --
Beginning of period ($)                    57.93     43.53     36.13     28.61     23.59
-----------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (loss)(a)            (0.11)    (0.03)     0.08      0.10      0.13
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)    (5.13)    15.79      9.54      8.84      4.89
-----------------------------------------------------------------------------------------
Total from Investment Operations           (5.24)    15.76      9.62      8.94      5.02
=========================================================================================

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                   --      (0.08)    (0.10)    (0.12)      --
-----------------------------------------------------------------------------------------
From net realized gains                    (8.04)    (1.28)    (2.12)    (1.30)      --
-----------------------------------------------------------------------------------------
Total Distributions
Declared to Shareholders                   (8.04)    (1.36)    (2.22)    (1.42)      --
=========================================================================================
Net asset value --
End of period ($)                          44.65     57.93     43.53     36.13     28.61
-----------------------------------------------------------------------------------------
Total return(b)(c) (%)                    (12.02)    36.94     27.91     32.28     21.28
=========================================================================================

RATIOS TO AVERAGE
NET ASSETS (%):

Expenses(d)                                 0.68      0.67      0.70      0.71      0.73
-----------------------------------------------------------------------------------------
Net investment income (loss)(d)            (0.20)    (0.05)     0.21      0.32      0.49
-----------------------------------------------------------------------------------------
Portfolio turnover (%)                       65        70        40        28        35
-----------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                          376,243   403,836   271,584   213,399   161,879

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                        Year ended December 31,
                                            2000       1999       1998      1997      1996
                                          Class A    Class A    Class A   Class A   Class A
Net asset value --
Beginning of period ($)                    20.16      13.62      18.00     20.73     16.33
-------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (loss)(a)            (0.05)     (0.03)     (0.04)     0.01      0.04
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)    (1.03)      6.57      (2.77)     1.25      4.36
-------------------------------------------------------------------------------------------
Total from Investment Operations           (1.08)      6.54      (2.81)     1.26      4.40
===========================================================================================

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                    --         --         --     (0.03)       --
-------------------------------------------------------------------------------------------
From net realized gains                       --         --      (1.57)    (3.96)       --
-------------------------------------------------------------------------------------------
Total Distributions
Declared to Shareholders                      --         --      (1.57)    (3.99)       --
===========================================================================================
Net asset value --
End of period ($)                          19.08      20.16      13.62     18.00     20.73
-------------------------------------------------------------------------------------------
Total return(b)(c) (%)                     (5.36)     48.02     (17.30)     7.81     26.94
===========================================================================================

RATIOS TO AVERAGE
NET ASSETS (%):

Expenses(d)                                 0.73     0.72(e)      0.75      0.73      0.75
-------------------------------------------------------------------------------------------
Net investment income (loss)(d)            (0.24)   (0.27)(e)    (0.22)     0.04      0.20
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                      155        110        103        93       100
-------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                          109,856    139,849    131,929   200,590   196,216

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                       Year ended December 31,
                                            2000      1999      1998      1997      1996
                                          Class A   Class A   Class A   Class A   Class A
Net asset value --
Beginning of period ($)                    1.000     1.000     1.000     1.000     1.000
-----------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(a)                   0.059     0.047     0.050     0.050     0.049
-----------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                (0.059)   (0.047)   (0.050)   (0.050)   (0.049)
-----------------------------------------------------------------------------------------
Net asset value --
End of period ($)                          1.000     1.000     1.000     1.000     1.000
-----------------------------------------------------------------------------------------
Total return(b)(c) (%)                      6.05      4.79      5.17      5.18      5.01
=========================================================================================

RATIOS TO AVERAGE
NET ASSETS (%):

Expenses(d)                                 0.56    0.52(e)     0.62      0.65      0.65
-----------------------------------------------------------------------------------------
Net investment income(d)                    5.90    4.75(e)     4.99      5.05      4.90
-----------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                          212,317   170,539   101,340    67,137    65,461

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION



DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

   VALUE   BLEND   GROWTH
     1       2       3      LARGE
     4       5       6      MID-CAP
     7       8       9      SMALL


The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A



MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Advisor: Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Funds' Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number: 811-05199

-   Stein Roe Balanced Fund, Variable Series
-   Stein Roe Growth Stock Fund, Variable Series
-   Stein Roe Small Company Growth Fund, Variable Series
-   Stein Roe Money Market Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-   Stein Roe Balanced Fund, Variable Series
-   Stein Roe Growth Stock Fund, Variable Series
-   Liberty Federal Securities Fund, Variable Series
-   Stein Roe Money Market Fund, Variable Series

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------
   NOT FDIC          MAY LOSE VALUE
    INSURED         ------------------
                    NO BANK GUARANTEE
--------------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                   3
--------------------------------------------------------------------------------
THE FUNDS                                                                   3
--------------------------------------------------------------------------------
  Defining Capitalization...................................................3
  Each Fund section contains the following information specific to that Fund:
  Investment Goal, Principal Investment Strategies, Principal
  Investment Risks and Performance History
  Stein Roe Balanced Fund, Variable Series..................................4
  Stein Roe Growth Stock Fund, Variable Series..............................7
  Liberty Federal Securities Fund, Variable Series.........................10
  Stein Roe Money Market Fund, Variable Series.............................13

TRUST MANAGEMENT ORGANIZATIONS                                             16
--------------------------------------------------------------------------------
  The Trustees.............................................................16
  Investment Advisor: Stein Roe & Farnham Incorporated.....................16
  Investment Sub-Advisor and Portfolio Managers............................16
  Rule 12b-1 Plan..........................................................18
  Mixed and Shared Funding.................................................18

OTHER INVESTMENT STRATEGIES AND RISKS                                      19
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       21
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                    25
--------------------------------------------------------------------------------
APPENDIX A                                                                 27
--------------------------------------------------------------------------------

                                    THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about four of the Funds in the Trust:

-   Stein Roe Balanced Fund, Variable Series (Balanced Fund)
-   Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund)
-   Liberty Federal Securities Fund, Variable Series (Federal Securities Fund)
-   Stein Roe Money Market Fund, Variable Series (Money Market Fund)

Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares - Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus does not contain Class A shares for the Funds, except for the Money Market Fund.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

LARGE CAPITALIZATION
Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION
Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION
Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

                    STEIN ROE BALANCED FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among common stocks, bonds and cash. The Fund invests primarily in well-established large-cap companies. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.

The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade" -- that is, within the four highest rating categories assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.

The portfolio managers set the Fund's asset allocation between stocks, bonds and cash. The portfolio managers may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio managers may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio managers may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The Fund generally is managed in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the portfolio managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices.. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. Because the Class B shares have not completed a full calendar year the bar chart and average annual returns shown are for Class A shares, the oldest existing fund class. Class A shares are not offered in this prospectus. Class B shares would have substantially similar annual returns because they are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category Average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

Year
1991               27.93%
1992                7.53%
1993                9.29%
1994               -3.19%
1995               25.47%
1996               15.62%
1997               16.82%
1998               12.54%
1999               12.53%
2000               -1.02%


For the period shown in bar chart:
Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1998, -6.04%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                          1 YEAR       5 YEARS       10 YEARS
Class A (%)                                -1.02        11.10          11.95
--------------------------------------------------------------------------------
S&P 500 Index (%)                          -9.10        18.33          17.44
--------------------------------------------------------------------------------
Lehman Brothers Index (%)                  11.85         6.24           8.00
--------------------------------------------------------------------------------
Lipper Average (%)                          2.25        11.32          11.71

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in the common stocks of large-cap companies. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, Stein Roe considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Large Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


The Fund's emphasis on certain market sectors may increase volatility in its net asset value. If sectors that the Fund invests in do not perform well, its net asset value could decrease.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. Because the Class B shares have not completed a full calendar year the bar chart and average annual returns shown are for Class A shares, the oldest existing fund class. Class A shares are not offered in this prospectus. Class B shares would have substantially similar annual returns because they are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

Year          Growth Stock Fund
1991               48.03%
1992                6.63%
1993                4.97%
1994               -6.35%
1995               37.73%
1996               21.28%
1997               32.28%
1998               27.91%
1999               36.94%
2000              -12.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  4th  quarter 2000, -17.18%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                           1 YEAR      5 YEARS     10 YEARS
Class A (%)                                -12.02       19.84        18.11
--------------------------------------------------------------------------------
S&P 500 Index (%)                           -9.10       18.33        17.44

                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest up to 35% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, Stein Roe looks for securities within these sectors that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade (BBB) or higher. The Fund also may invest in unrated securities if Stein Roe believes the security is comparable in quality to a security that is rated at least investment grade.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on Stein Roe's judgment of which types of securities will outperform the others. In selecting investments for the Fund, Stein Roe considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its investment goals.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. Because the Class B shares have not completed a full calendar year the bar chart and average annual returns shown are for Class A shares, the oldest existing fund class. Class A shares are not offered in this prospectus. Class B shares would have substantially similar annual returns because they are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2000, the Fund's benchmark was changed to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government securities. Previously, the Fund's returns were compared to the Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage Index), an unmanaged index that tracks the performance of a group of mortgage securities. Stein Roe believes that the Lehman Government Index, because of its greater emphasis on U.S. government bonds, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the Fund are shown compared to the Lehman Government Index, as well as the Fund's previous benchmark, the Lehman Mortgage Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

Year          Federal Securities Fund
1991               14.48%
1992                5.96%
1993                6.26%
1994               -1.57%
1995               15.74%
1996                4.70%
1997                9.04%
1998                6.80%
1999                1.08%
2000               10.83%

For the period shown in bar chart:
Best quarter:  3rd quarter 1991, +5.13%
Worst quarter:  1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                      1 YEAR         5 YEARS       10 YEARS
Class A (%)                            10.83          6.44            7.21
---------------------------------------------------------------------------
Lehman Government Index (%)            10.47          6.19            7.19
---------------------------------------------------------------------------
Lehman Mortgage Index (%)              11.16          6.91            7.82

                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high current income, consistent with capital preservation and the maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

-    Securities issued or guaranteed by the U.S. government or by its agencies;

- Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

- Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

- Commercial paper of domestic or foreign issuers, including variable rate demand notes;

- Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

-    Repurchase agreements; and

-    Other high-quality short-term obligations.

The Fund invests more than 25% of its total assets in securities of issuers in the financial services industry, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions

The Fund seeks to preserve the value of your investment at $1 per share.

Stein Roe generally makes decisions on buying and selling portfolio investments based upon its judgment that the decision will improve the Fund's investment return and further its investment goal. Stein Roe may also be required to sell portfolio investments to fund redemptions.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE FUNDS STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell them at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Because of the policy of investing more than 25% of assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than similar funds by changes affecting that industry.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

Year          Money Market Fund
1991                5.80%
1992                3.47%
1993                2.71%
1994                3.79%
1995                5.62%
1996                5.01%
1997                5.15%
1998                5.12%
1999                4.80%
2000                6.05%


For the period shown in bar chart:
Best quarter:  1st quarter 1991, +1.66%
Worst quarter: 2nd quarter 1993, +0.66%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                  1 YEAR         5 YEARS       10 YEARS
Class A (%)                        6.05           5.23            4.75

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------
Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Funds paid Stein Roe management and administrative fees at the following combined annual rates of the average daily net assets of each specified Fund:

Stein Roe Balanced Fund, Variable Series                                   0.60%
Stein Roe Growth Stock Fund, Variable Series                               0.65%
Liberty Federal Securities Fund, Variable Series                           0.55%
Stein Roe Money Market Fund, Variable Series                               0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER
Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEIN ROE BALANCED FUND, VARIABLE SERIES.
Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

TRUST MANAGEMENT ORGANIZATIONS

Nordea, which is located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. In addition to sub-advising the Balanced Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

HARVEY B. HIRSCHHORN, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Balanced Fund since 1996. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Growth Stock Fund since 1994. Mr. Gustafson has managed various other Funds and privately managed accounts for Stein Roe since 1992.

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.
LESLIE W. FINNEMORE, a senior vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial, since 1987.

MICHAEL BISSONNETTE, a senior vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Stein Roe and its affiliate, Colonial, since June, 1999. Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999 and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.

ANN T. PETERSON, a vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Colonial, an affiliate of Stein Roe.

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES.
JANE M. NAESETH, a senior vice president of Stein Roe, has managed the Money Market Fund since its inception. Ms. Naeseth has managed other Stein Roe funds since 1980 and has been affiliated with Stein Roe since 1977.

TRUST MANAGEMENT ORGANIZATIONS

RULE 12b-1 PLAN
--------------------------------------------------------------------------------
The Funds, other than the Money Market Fund, have adopted a plan under Rule 12b-1 for their Class B shares. The Plan allows the Funds to pay fees for the sale and distribution of their Class B shares. Under the Plan, each Fund pays the distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Funds' Class B shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are not subject to a distribution fee.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life). Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks". In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information. Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

FUTURES AND OPTIONS (BALANCED FUND AND FEDERAL SECURITIES FUND)

The Funds may use futures to gain exposure to groups of stocks or individual issuers. The Funds use futures to invest cash pending direct investments in stocks and to enhance their return. They also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. The Funds use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Funds may lose money if Stein Roe does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (BALANCED FUND AND FEDERAL SECURITIES FUND)

The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds.

OTHER INVESTMENT STRATEGIES AND RISKS

TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)

Mortgage securities represent ownership interests in large, diversified pools of individual home mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. The monthly payments of principal and interest made by homeowners are in turn passed through to the mortgage investor.

The Fund invests in three major sectors of the mortgage securities universe. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are securities backed by various types of loans such as credit card, auto and home-equity loans. The Fund generally invests in "mortgage-related" asset-backed securities, which are backed by residential first and second lien home equity, home improvement and manufactured housing loans.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

PORTFOLIO TURNOVER (ALL FUNDS, EXCEPT MONEY MARKET FUND)

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)

At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods through December 31, 1998 is included in the Funds' financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.

Stein Roe Balanced Fund, Variable Series


                                                           Period ended
                                                           December 31,
                                                              2000*
                                                             Class B
 Net asset value --
 Beginning of period ($)                                      16.18
---------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)                                     0.25
---------------------------------------------------------------------------
 Net realized and unrealized loss                             (0.10)
---------------------------------------------------------------------------
 Total from Investment Operations                              0.15
---------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                            16.33
---------------------------------------------------------------------------
 Total return (b)(c)(d) (%)                                    0.93***
---------------------------------------------------------------------------
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (e)                                                  0.90**
---------------------------------------------------------------------------
 Net investment income (e)                                     2.57**
---------------------------------------------------------------------------
 Expenses waived or reimbursed
    by the Distributor(e)                                      0.04**
---------------------------------------------------------------------------
 Portfolio turnover (%)                                          39***
---------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                             14,985

(*)  Class B shares were initially offered on June 1, 2000.

(**) Annualized.

(***) Not annualized.

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


Stein Roe Growth Stock Fund, Variable Series

                                                      Period ended
                                                      December 31,
                                                          2000*
                                                        Class B
 Net asset value --
 Beginning of period ($)                                 50.85
---------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (a)                                 (0.12)
---------------------------------------------------------------------
 Net realized and unrealized loss                        (6.14)
---------------------------------------------------------------------
 Total from Investment Operations                        (6.26)
---------------------------------------------------------------------
 Net asset value --
 End of period ($)                                        44.59
---------------------------------------------------------------------
 Total return (b)(c) (%)                               (12.31)**
---------------------------------------------------------------------
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                           0.95***
---------------------------------------------------------------------
 Net investment loss (d)                               (0.43)***
---------------------------------------------------------------------
 Portfolio turnover (%)                                   65**
---------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                        20,059


(*)  Class B shares were initially offered on June 1, 2000.

(**) Not annualized.

(***) Annualized.

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS

Liberty Federal Securities Fund, Variable Series

                                                      Period ended
                                                      December 31,
                                                          2000*
                                                         Class B
 Net asset value --
 Beginning of period ($)                                  9.87
---------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)                                0.38
---------------------------------------------------------------------
 Net realized and unrealized gain                         0.47
---------------------------------------------------------------------
 Total from Investment Operations                         0.85
---------------------------------------------------------------------
 Net asset value --
 End of period ($)                                        10.72
---------------------------------------------------------------------
 Total return (b)(c) (%)                                 8.61**
---------------------------------------------------------------------
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                            0.87***
---------------------------------------------------------------------
 Net investment income (d)                               6.25***
---------------------------------------------------------------------
 Portfolio turnover (%)                                   43**
---------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                         7,663

(*)  Class B shares were initially offered on June 1, 2000.

(**) Not annualized.

(***) Annualized.

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS

                                                                                 Year ended December 31,
                                                           2000           1999            1998            1997            1996
                                                         Class A        Class A         Class A         Class A         Class A
 Net asset value --
 Beginning of period ($)                                  1.000          1.000           1.000           1.000           1.000
------------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)                                0.059          0.047           0.050           0.050           0.049
------------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):
 From net investment income                              (0.059)        (0.047)         (0.050)         (0.050)         (0.049)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value--                                        1.000          1.000           1.000           1.000           1.000
 End of period ($)
------------------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                                  6.05            4.79           5.17            5.18            5.01
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE
 NET ASSETS (%):
 Expenses (d)                                             0.56          0.52(e)          0.62            0.65            0.65
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (d)                                5.90          4.75(e)          4.99            5.05            4.90
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of                                    212,317        170,539         101,340         67,137          65,461
 period (000) ($)

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds, except the Money Market Fund, also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

       VALUE  BLEND  GROWTH
     1         2      3     LARGE

     4         5      6     MID-CAP

     7         8      9     SMALL

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A


MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Advisor: Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Funds' Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:  811-05199

-    Stein Roe Balanced Fund, Variable Series

-    Stein Roe Growth Stock Fund, Variable Series

- Liberty Federal Securities Fund, Variable Series (formerly Stein Roe Mortgage Securities Fund, Variable Series)

-    Stein Roe Money Market Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-         Stein Roe Balanced Fund, Variable Series
-         Stein Roe Growth Stock Fund, Variable Series
-         Stein Roe Money Market Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.













---------------- ------------------------
   NOT FDIC          MAY LOSE VALUE
                 ------------------------
    INSURED         NO BANK GUARANTEE
---------------- ------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                                               3
---------------------------------------------------------------------------------------------------------

THE FUNDS                                                                                               3
---------------------------------------------------------------------------------------------------------
      Defining Capitalization........................................................................   3
      Each Fund section contains the following information specific to that Fund:
      Investment Goal, Principal Investment Strategies, Principal
      Investment Risks and Performance History
      Stein Roe Balanced Fund, Variable Series.......................................................   4
      Stein Roe Growth Stock Fund, Variable Series...................................................   7
      Stein Roe Money Market Fund, Variable Series...................................................  10

TRUST MANAGEMENT ORGANIZATIONS                                                                         13
---------------------------------------------------------------------------------------------------------
      The Trustees...................................................................................  13
      Investment Advisor: Stein Roe & Farnham Incorporated...........................................  13
      Investment Sub-Advisor and Portfolio Managers..................................................  13
      Mixed and Shared Funding.......................................................................  14

OTHER INVESTMENT STRATEGIES AND RISKS                                                                  15
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                                                   17
---------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION                                                                                20
---------------------------------------------------------------------------------------------------------

APPENDIX A                                                                                             22
---------------------------------------------------------------------------------------------------------

                                    THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about three of the Funds in the Trust:

-        Stein Roe Balanced Fund, Variable Series (Balanced Fund)
-        Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund)
-        Stein Roe Money Market Fund, Variable Series (Money Market Fund)

Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares - Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

LARGE CAPITALIZATION

Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION

Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION

Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

                    STEIN ROE BALANCED FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks high total investment return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund allocates its investments among common stocks, bonds and cash. The Fund invests primarily in well-established large-cap companies. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.

The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade"--that is, within the four highest rating categories assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.

The portfolio managers set the Fund's asset allocation between stocks, bonds and cash. The portfolio managers may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio managers may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio managers may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The Fund generally is managed in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the portfolio managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices.. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE BALANCED FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category Average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund.

CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

[BAR CHART]

Year
1991               27.93%
1992                7.53%
1993                9.29%
1994               -3.19%
1995               25.47%
1996               15.62%
1997               16.82%
1998               12.54%
1999               12.53%
2000               -1.02%


For the period shown in bar chart:
Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1998, -6.04%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                              1 YEAR       5 YEARS       10 YEARS
Class A (%)                                    -1.02        11.10          11.95
------------------------------------------ ------------- ------------- -------------
S&P 500 Index (%)                              -9.10        18.33          17.44
------------------------------------------ ------------- ------------- -------------
Lehman Brothers Index (%)                      11.85         6.24           8.00
------------------------------------------ ------------- ------------- -------------
Lipper Average (%)                              2.25        11.32          11.71

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests primarily in the common stocks of large-cap companies. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, Stein Roe considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Large Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES



The Fund's emphasis on certain market sectors may increase volatility in its net asset value. If sectors that the Fund invests in do not perform well, its net asset value could decrease.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year          Growth Stock Fund
1991               48.03%
1992                6.63%
1993                4.97%
1994               -6.35%
1995               37.73%
1996               21.28%
1997               32.28%
1998               27.91%
1999               36.94%
2000              -12.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  4th  quarter 2000, -17.18%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                                 1 YEAR      5 YEARS     10 YEARS
Class A (%)                                      -12.02       19.84        18.11
---------------------------------------------------------------------------------
S&P 500 Index (%)                                 -9.10       18.33        17.44

                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES



INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks high current income, consistent with capital preservation and the maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

- Securities issued or guaranteed by the U.S. government or by its agencies;

- Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

- Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

- Commercial paper of domestic or foreign issuers, including variable rate demand notes;

- Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

-        Repurchase agreements; and

-        Other high-quality short-term obligations.

The Fund invests more than 25% of its total assets in securities of issuers in the financial services industry, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions

The Fund seeks to preserve the value of your investment at $1 per share.

Stein Roe generally makes decisions on buying and selling portfolio investments based upon its judgment that the decision will improve the Fund's investment return and further its investment goal. Stein Roe may also be required to sell portfolio investments to fund redemptions.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE FUNDS STEIN ROE MONEY MARKET FUND, VARIABLE SERIES



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell them at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Because of the policy of investing more than 25% of assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than similar funds by changes affecting that industry.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR CHART]

Year          Money Market Fund
1991                5.80%
1992                3.47%
1993                2.71%
1994                3.79%
1995                5.62%
1996                5.01%
1997                5.15%
1998                5.12%
1999                4.80%
2000                6.05%

For the period shown in bar chart:
Best quarter:  1st quarter 1991, +1.66%
Worst quarter: 2nd quarter 1993, +0.66%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                             1 YEAR         5 YEARS       10 YEARS
Class A (%)                   6.05           5.23            4.75

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------

Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Funds paid Stein Roe management and administrative fees at the following combined annual rates of the average daily net assets of each specified Fund:

Stein Roe Balanced Fund, Variable Series                    0.60%
Stein Roe Growth Stock Fund, Variable Series                0.65%
Stein Roe Money Market Fund, Variable Series                0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

STEIN ROE BALANCED FUND, VARIABLE SERIES.

Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

TRUST MANAGEMENT ORGANIZATIONS


Nordea, which is located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. In addition to sub-advising the Balanced Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

HARVEY B. HIRSCHHORN, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Balanced Fund since 1996. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.

ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Growth Stock Fund since 1994. Mr. Gustafson has managed various other Funds and privately managed accounts for Stein Roe since 1992.

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES.

JANE M. NAESETH, a senior vice president of Stein Roe, has managed the Money Market Fund since its inception. Ms. Naeseth has managed other Stein Roe funds since 1980 and has been affiliated with Stein Roe since 1977.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------

As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life). Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks". In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information. Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

FUTURES AND OPTIONS (BALANCED FUND)

The Fund may use futures to gain exposure to groups of stocks or individual issuers. The Fund uses futures to invest cash pending direct investments in stocks and to enhance their return. It also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. The Fund uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if Stein Roe does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (BALANCED FUND)

The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS


PORTFOLIO TURNOVER (ALL FUNDS, EXCEPT MONEY MARKET FUND)

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)

At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods through December 31, 1998 is included in the Funds' financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.

STEIN ROE BALANCED FUND, VARIABLE SERIES

                                                                                  Year ended December 31,
                                                            2000           1999           1998           1997           1996
                                                          Class A         Class A        Class A        Class A        Class A
 Net asset value -- Beginning of period ($)                17.80           17.14          16.81          16.28          14.08
------------------------------------------------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):

 Net investment income (a)                                  0.45            0.28           0.48           0.53           0.57
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                   (0.63)           1.74           1.48           1.96           1.63
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          (0.18)           2.02           1.96           2.49           2.20
------------------------------------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

 From net investment income                                (0.47)          (0.47)         (0.51)         (0.56)            --
------------------------------------------------------------------------------------------------------------------------------------
 From net realized gains                                   (0.80)          (0.89)         (1.12)         (1.40)            --
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders              (1.27)          (1.36)         (1.63)         (1.96)            --
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value-- End of period ($)                       16.35           17.80          17.14          16.81          16.28
------------------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                                   (1.02)          12.53          12.54          16.82          15.63
------------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (%):

 Expenses (d)                                               0.64            0.63(e)        0.65           0.66           0.67
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (d)                                  2.66            2.60(e)        3.00           3.18           3.68
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                                       39              43             61             44             76
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of period (000) ($)                   376,183         425,005        361,823        325,033        299,184

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                         2000            1999           1998            1997            1996
                                                        Class A         Class A        Class A         Class A         Class A
 Net asset value --
 Beginning of period ($)                                 57.93           43.53          36.13           28.61           23.59
------------------------------------------------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):

 Net investment income (loss) (a)                        (0.11)          (0.03)          0.08            0.10            0.13
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                 (5.13)          15.79           9.54            8.84            4.89
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                        (5.24)          15.76           9.62            8.94            5.02
------------------------------------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):

 From net investment income                                 --           (0.08)         (0.10)          (0.12)             --
------------------------------------------------------------------------------------------------------------------------------------
 From net realized gains                                 (8.04)          (1.28)         (2.12)          (1.30)             --
------------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                     (8.04)          (1.36)         (2.22)          (1.42)             --
 Declared to Shareholders
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value --                                      44.65           57.93          43.53           36.13           28.61
 End of period ($)
------------------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                                (12.02)          36.94          27.91           32.28           21.28
------------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE
 NET ASSETS (%):

 Expenses (d)                                             0.68            0.67           0.70            0.71            0.73
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss) (d)                        (0.20)          (0.05)          0.21            0.32            0.49
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                                     65              70             40              28              35
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                      376,243         403,836        271,584         213,399         161,879


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

                                                                                 Year ended December 31,
                                                          2000          1999             1998           1997             1996
                                                         Class A       Class A         Class A         Class A         Class A
 Net asset value --
 Beginning of period ($)                                  1.000         1.000           1.000           1.000           1.000
------------------------------------------------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):

 Net investment income (a)                                0.059         0.047           0.050           0.050           0.049
------------------------------------------------------------------------------------------------------------------------------------

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):

 From net investment income                              (0.059)       (0.047)         (0.050)         (0.050)         (0.049)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                        1.000         1.000           1.000           1.000           1.000
------------------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                                   6.05          4.79            5.17            5.18            5.01
------------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE
 NET ASSETS (%):

 Expenses (d)                                              0.56          0.52(e)         0.62            0.65            0.65
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (d)                                 5.90          4.75(e)         4.99            5.05            4.90
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                       212,317       170,539         101,340          67,137          65,461

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

     VALUE     BLEND  GROWTH
     -----------------------
     1         2      3       LARGE
     -----------------------
     4         5      6       MID-CAP
     -----------------------
     7         8      9       SMALL
     -----------------------

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A


MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Advisor: Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Funds' Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:  811-05199

-         Stein Roe Balanced Fund, Variable Series
-         Stein Roe Growth Stock Fund, Variable Series
-         Stein Roe Money Market Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-        Stein Roe Balanced Fund, Variable Series
-        Stein Roe Growth Stock Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


-------------------------------------
   NOT FDIC          MAY LOSE VALUE
                   ------------------
    INSURED         NO BANK GUARANTEE
-------------------------------------

                                TABLE OF CONTENTS


THE TRUST                                                                                               3
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THE FUNDS                                                                                               3
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      Defining Capitalization...........................................................................3
      Each Fund section contains the following information specific to that Fund:
      Investment Goal, Principal Investment Strategies, Principal
      Investment Risks and Performance History
      Stein Roe Balanced Fund, Variable Series..........................................................4
      Stein Roe Growth Stock Fund, Variable Series......................................................7

TRUST MANAGEMENT ORGANIZATIONS                                                                         10
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      The Trustees.....................................................................................10
      Investment Advisor: Stein Roe & Farnham Incorporated.............................................10
      Investment Sub-Advisor and Portfolio Managers....................................................10
      Mixed and Shared Funding.........................................................................11

OTHER INVESTMENT STRATEGIES AND RISKS                                                                  12
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FINANCIAL HIGHLIGHTS                                                                                   14
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SHAREHOLDER INFORMATION                                                                                16
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APPENDIX A                                                                                             18
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                                    THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about two of the Funds in the Trust:

-        Stein Roe Balanced Fund, Variable Series (Balanced Fund)
-        Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund)

Other Funds may be added or deleted from time to time. Each Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

LARGE CAPITALIZATION
Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION
Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION
Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

                    STEIN ROE BALANCED FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among common stocks, bonds and cash. The Fund invests primarily in well-established large-cap companies. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.

The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade" -- that is, within the four highest rating categories assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.

The portfolio managers set the Fund's asset allocation between stocks, bonds and cash. The portfolio managers may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio managers may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio managers may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The Fund generally is managed in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the portfolio managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES


Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices.. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category Average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

[BAR GRAPH]

Year
1991               27.93%
1992                7.53%
1993                9.29%
1994               -3.19%
1995               25.47%
1996               15.62%
1997               16.82%
1998               12.54%
1999               12.53%
2000               -1.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1998, -6.04%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                             1 YEAR       5 YEARS       10 YEARS
Class A (%)                                   -1.02        11.10          11.95
--------------------------------------------------------------------------------
S&P 500 Index (%)                             -9.10        18.33          17.44
--------------------------------------------------------------------------------
Lehman Brothers Index (%)                     11.85         6.24           8.00
--------------------------------------------------------------------------------
Lipper Average (%)                             2.25        11.32          11.71

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in the common stocks of large-cap companies. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, Stein Roe considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Large Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


The Fund's emphasis on certain market sectors may increase volatility in its net asset value. If sectors that the Fund invests in do not perform well, its net asset value could decrease.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)


[BAR GRAPH]

Year          Growth Stock Fund
1991               48.03%
1992                6.63%
1993                4.97%
1994               -6.35%
1995               37.73%
1996               21.28%
1997               32.28%
1998               27.91%
1999               36.94%
2000              -12.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  4th  quarter 2000, -17.18%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                                1 YEAR      5 YEARS     10 YEARS
Class A (%)                                     -12.02       19.84        18.11
S&P 500 Index (%)                                -9.10       18.33        17.44

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------
Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Funds paid Stein Roe management and administrative fees at the following combined annual rates of the average daily net assets of each specified Fund:

Stein Roe Balanced Fund, Variable Series                                   0.60%
Stein Roe Growth Stock Fund, Variable Series                               0.65%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER
Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEIN ROE BALANCED FUND, VARIABLE SERIES.
Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

TRUST MANAGEMENT ORGANIZATIONS


Nordea, which is located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. In addition to sub-advising the Balanced Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

HARVEY B. HIRSCHHORN, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Balanced Fund since 1996. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Growth Stock Fund since 1994. Mr. Gustafson has managed various other Funds and privately managed accounts for Stein Roe since 1992.


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life). Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS


The Funds' principal investment strategies and risks are described under "The Funds -- Principal Investment Strategies" and "The Funds -- Principal Investment Risks". In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information. Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

FUTURES AND OPTIONS (BALANCED FUND)

The Fund may use futures to gain exposure to groups of stocks or individual issuers. The Fund uses futures to invest cash pending direct investments in stocks and to enhance their return. It also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. The Fund uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if Stein Roe does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (BALANCED FUND)

The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS


PORTFOLIO TURNOVER (BOTH FUNDS)

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.

TEMPORARY DEFENSIVE POSITIONS (BOTH FUNDS)

At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods through December 31, 1998 is included in the Funds' financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.

STEIN ROE BALANCED FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                                                  Year ended December 31,
                                                             2000           1999           1998           1997            1996
                                                           Class A        Class A        Class A        Class A         Class A
 Net asset value - Beginning of period ($)                  17.80          17.14          16.81          16.28           14.08
-------------------------------------------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):

 Net investment income (a)                                  0.45            0.28           0.48           0.53           0.57
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                   (0.63)           1.74           1.48           1.96           1.63
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          (0.18)           2.02           1.96           2.49           2.20
===============================================================================================================================

 LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

 From net investment income                                (0.47)          (0.47)         (0.51)         (0.56)           ---
-------------------------------------------------------------------------------------------------------------------------------
 From net realized gains                                   (0.80)          (0.89)         (1.12)         (1.40)           ---
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders              (1.27)          (1.36)         (1.63)         (1.96)           ---
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value - End of period ($)                        16.35          17.80          17.14          16.81           16.28
-------------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                                   (1.02)          12.53          12.54          16.82           15.63
===============================================================================================================================

 RATIOS TO AVERAGE NET ASSETS (%):

 Expenses (d)                                               0.64          0.63(e)          0.65           0.66           0.67
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income (d)                                  2.66          2.60(e)          3.00           3.18           3.68
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                                      39              43             61             44             76
-------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of period (000) ($)                     376,183        425,005        361,823        325,033         299,184

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
--------------------------------------------------------------------------------

                                                                                 Year ended December 31,
                                                           2000           1999            1998            1997            1996
                                                         Class A        Class A         Class A         Class A         Class A
 Net asset value -
 Beginning of period ($)                                  57.93          43.53           36.13           28.61           23.59
-------------------------------------------------------------------------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS ($):

 Net investment income (loss) (a)                        (0.11)          (0.03)          0.08            0.10            0.13
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                 (5.13)          15.79           9.54            8.84            4.89
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                        (5.24)          15.76           9.62            8.94            5.02
===============================================================================================================================

 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS ($):

 From net investment income                                ---           (0.08)         (0.10)          (0.12)            ---
-------------------------------------------------------------------------------------------------------------------------------
 From net realized gains                                 (8.04)          (1.28)         (2.12)          (1.30)            ---
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                     (8.04)          (1.36)         (2.22)          (1.42)            ---
 Declared to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value -
 End of period ($)                                        44.65          57.93           43.53           36.13           28.61
-------------------------------------------------------------------------------------------------------------------------------
 Total return (b)(c) (%)                                 (12.02)         36.94           27.91           32.28           21.28
===============================================================================================================================

 RATIOS TO AVERAGE
 NET ASSETS (%):

 Expenses (d)                                             0.68            0.67           0.70            0.71            0.73
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss) (d)                        (0.20)          (0.05)          0.21            0.32            0.49
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                                    65              70             40              28              35
-------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                        376,243        403,836         271,584         213,399         161,879

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION


DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

   VALUE     BLEND  GROWTH
     1         2      3         LARGE

     4         5      6         MID-CAP

     7         8      9         SMALL

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A


MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Advisor:          Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Funds' Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:  811-05199

-        Stein Roe Balanced Fund, Variable Series
-        Stein Roe Growth Stock Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-         Stein Roe Balanced Fund, Variable Series

-         Stein Roe Growth Stock Fund, Variable Series

-         Liberty Federal Securities Fund, Variable Series

-         Stein Roe Money Market Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------
   NOT FDIC          MAY LOSE VALUE
    INSURED     ----------------------
                    NO BANK GUARANTEE
--------------------------------------

                                TABLE OF CONTENTS

THE TRUST                                                                              3
----------------------------------------------------------------------------------------

THE FUNDS                                                                              3
----------------------------------------------------------------------------------------
      Defining Capitalization ...................................................      3
      Each Fund section contains the following information specific to that Fund:
      Investment Goal, Principal Investment Strategies, Principal
      Investment Risks and Performance History
      Stein Roe Balanced Fund, Variable Series ..................................      4
      Stein Roe Growth Stock Fund, Variable Series ..............................      7
      Liberty Federal Securities Fund, Variable Series ..........................     10
      Stein Roe Money Market Fund, Variable Series ..............................     13

TRUST MANAGEMENT ORGANIZATIONS                                                        16
----------------------------------------------------------------------------------------
      The Trustees ..............................................................     16
      Investment Advisor: Stein Roe & Farnham Incorporated ......................     16
      Investment Sub-Advisor and Portfolio Managers .............................     16
      Mixed and Shared Funding ..................................................     18

OTHER INVESTMENT STRATEGIES AND RISKS                                                 19
----------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                                  21
----------------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                               25
----------------------------------------------------------------------------------------
APPENDIX A                                                                            27
----------------------------------------------------------------------------------------

                                    THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about four of the Funds in the Trust:

-        Stein Roe Balanced Fund, Variable Series (Balanced Fund)

-        Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund)

-        Liberty Federal Securities Fund, Variable Series (Federal Securities
         Fund)

-        Stein Roe Money Market Fund, Variable Series (Money Market Fund)

Other Funds may be added or deleted from time to time. Each Fund, except for the Money Market Fund, offers two classes of shares - Class A and Class B shares. The Money Market Fund offers Class A shares only. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUNDS


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

LARGE CAPITALIZATION

Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION

Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION

Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

                    STEIN ROE BALANCED FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among common stocks, bonds and cash. The Fund invests primarily in well-established large-cap companies. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.

The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade" -- that is, within the four highest rating categories assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.

The portfolio managers set the Fund's asset allocation between stocks, bonds and cash. The portfolio managers may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio managers may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio managers may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The Fund generally is managed in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the portfolio managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices.. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE BALANCED FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category Average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

Year
1991               27.93%
1992                7.53%
1993                9.29%
1994               -3.19%
1995               25.47%
1996               15.62%
1997               16.82%
1998               12.54%
1999               12.53%
2000               -1.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1998, -6.04%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                              1 YEAR       5 YEARS       10 YEARS
Class A (%)                                    -1.02        11.10          11.95
--------------------------------------------------------------------------------
S&P 500 Index (%)                              -9.10        18.33          17.44
--------------------------------------------------------------------------------
Lehman Brothers Index (%)                      11.85         6.24           8.00
--------------------------------------------------------------------------------
Lipper Average (%)                              2.25        11.32          11.71

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in the common stocks of large-cap companies. The Fund may invest in any market sector but emphasizes the technology, financial services, health care and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, Stein Roe considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar. For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Large Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUNDS  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

The Fund's emphasis on certain market sectors may increase volatility in its net asset value. If sectors that the Fund invests in do not perform well, its net asset value could decrease.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

Year
1991               48.03%
1992                6.63%
1993                4.97%
1994               -6.35%
1995               37.73%
1996               21.28%
1997               32.28%
1998               27.91%
1999               36.94%
2000              -12.02%


For the period shown in bar chart:
Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  4th  quarter 2000, -17.18%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                                 1 YEAR      5 YEARS     10 YEARS
Class A (%)                                      -12.02       19.84        18.11
--------------------------------------------------------------------------------
S&P 500 Index (%)                                 -9.10       18.33        17.44

                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies. Agency securities include debt issued by various agencies as well as mortgage-backed securities.

The Fund may also invest up to 35% of its assets in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. To select investments for the Fund, Stein Roe looks for securities within these sectors that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade (BBB) or higher. The Fund also may invest in unrated securities if Stein Roe believes the security is comparable in quality to a security that is rated at least investment grade.

The Fund has wide flexibility to vary its allocation among different types of U.S. government securities and the securities of non-governmental issuers based on Stein Roe's judgment of which types of securities will outperform the others. In selecting investments for the Fund, Stein Roe considers a security's expected income together with its potential to rise or fall in price.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its investment goals.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2000, the Fund's benchmark was changed to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Government Index), an unmanaged index that tracks the performance of intermediate U.S. government securities. Previously, the Fund's returns were compared to the Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage Index), an unmanaged index that tracks the performance of a group of mortgage securities. Stein Roe believes that the Lehman Government Index, because of its greater emphasis on U.S. government bonds, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the Fund are shown compared to the Lehman Government Index, as well as the Fund's previous benchmark, the Lehman Mortgage Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

Year          Federal Securities Fund
1991               14.48%
1992                5.96%
1993                6.26%
1994               -1.57%
1995               15.74%
1996                4.70%
1997                9.04%
1998                6.80%
1999                1.08%
2000               10.83%

For the period shown in bar chart:
Best quarter:  3rd quarter 1991, +5.13%
Worst quarter:  1st quarter 1994, -1.77%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000


                                                  1 YEAR         5 YEARS       10 YEARS
Class A (%)                                        10.83          6.44            7.21
--------------------------------------------------------------------------------------
Lehman Government Index (%)                        10.47          6.19            7.19
--------------------------------------------------------------------------------------
Lehman Mortgage Index (%)                          11.16          6.91            7.82

                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high current income, consistent with capital preservation and the maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

- Securities issued or guaranteed by the U.S. government or by its agencies;

- Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

- Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches;

- Commercial paper of domestic or foreign issuers, including variable rate demand notes;

- Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency;

-        Repurchase agreements; and

-        Other high-quality short-term obligations.

The Fund invests more than 25% of its total assets in securities of issuers in the financial services industry, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions

The Fund seeks to preserve the value of your investment at $1 per share.

Stein Roe generally makes decisions on buying and selling portfolio investments based upon its judgment that the decision will improve the Fund's investment return and further its investment goal. Stein Roe may also be required to sell portfolio investments to fund redemptions.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

THE FUNDS  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

Interest rate risk is the risk of change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.

Because the Fund may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Foreign securities are subject to special risks. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell them at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Because of the policy of investing more than 25% of assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than similar funds by changes affecting that industry.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

THE FUNDS  LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows the Fund's average annual returns for Class A shares for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.


CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

Year          Money Market Fund
1991                5.80%
1992                3.47%
1993                2.71%
1994                3.79%
1995                5.62%
1996                5.01%
1997                5.15%
1998                5.12%
1999                4.80%
2000                6.05%

For the period shown in bar chart:
Best quarter:  1st quarter 1991, +1.66%
Worst quarter: 2nd quarter 1993, +0.66%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000


                                                  1 YEAR         5 YEARS       10 YEARS
Class A (%)                                        6.05           5.23            4.75

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR:  STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------
Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Funds' investment advisor. In its duties as investment advisor, Stein Roe runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Funds paid Stein Roe management and administrative fees at the following combined annual rates of the average daily net assets of each specified Fund:

Stein Roe Balanced Fund, Variable Series                                   0.60%
Stein Roe Growth Stock Fund, Variable Series                               0.65%
Liberty Federal Securities Fund, Variable Series                           0.55%
Stein Roe Money Market Fund, Variable Series                               0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
STEIN ROE BALANCED FUND, VARIABLE SERIES.

Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

TRUST MANAGEMENT ORGANIZATIONS

Nordea, which is located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. In addition to sub-advising the Balanced Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

HARVEY B. HIRSCHHORN, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Balanced Fund since 1996. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES.
ERIK P. GUSTAFSON, a senior vice president of Stein Roe, has managed the Growth Stock Fund since 1994. Mr. Gustafson has managed various other Funds and privately managed accounts for Stein Roe since 1992.

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES.

LESLIE W. FINNEMORE, a senior vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial, since 1987.

MICHAEL BISSONNETTE, a senior vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Mr. Bissonnette has managed various other taxable income funds for Stein Roe and its affiliate, Colonial, since June, 1999. Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999 and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.

ANN T. PETERSON, a vice president of Stein Roe, has co-managed the Federal Securities Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Colonial, an affiliate of Stein Roe.

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES.

JANE M. NAESETH, a senior vice president of Stein Roe, has managed the Money Market Fund since its inception. Ms. Naeseth has managed other Stein Roe funds since 1980 and has been affiliated with Stein Roe since 1977.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING

As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life). Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Funds' principal investment strategies and risks are described under "The Funds - Principal Investment Strategies" and "The Funds - Principal Investment Risks". In seeking to meet their investment goal, the Funds may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goal. The Funds may not always achieve their investment goal. Additional information about the Funds' securities and investment techniques, as well as the Funds' fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goal, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Funds' Statement of Additional Information. Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

FUTURES AND OPTIONS (BALANCED FUND AND FEDERAL SECURITIES FUND)

The Funds may use futures to gain exposure to groups of stocks or individual issuers. The Funds use futures to invest cash pending direct investments in stocks and to enhance their return. They also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Funds' fixed-income security holdings. The Funds use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Funds may lose money if Stein Roe does not correctly anticipate the market movements of those underlying securities.

SHORT SALES (BALANCED FUND AND FEDERAL SECURITIES FUND)

The Funds' short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds.

OTHER INVESTMENT STRATEGIES AND RISKS

TYPES OF MORTGAGE SECURITIES (FEDERAL SECURITIES FUND)

Mortgage securities represent ownership interests in large, diversified pools of individual home mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. The monthly payments of principal and interest made by homeowners are in turn passed through to the mortgage investor.

The Fund invests in three major sectors of the mortgage securities universe. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranche, depending upon the portfolio manager's judgment regarding which tranche at the time offers the best relative value.

Asset-backed securities are securities backed by various types of loans such as credit card, auto and home-equity loans. The Fund generally invests in "mortgage-related" asset-backed securities, which are backed by residential first and second lien home equity, home improvement and manufactured housing loans.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

PORTFOLIO TURNOVER (ALL FUNDS, EXCEPT MONEY MARKET FUND)

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's return.

TEMPORARY DEFENSIVE POSITIONS (ALL FUNDS, EXCEPT MONEY MARKET FUND)

At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. Information is shown for the Funds' last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Funds' financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods through December 31, 1998 is included in the Funds' financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.


 STEIN ROE BALANCED FUND, VARIABLE SERIES

                                                                          Year ended December 31,
                                                          2000          1999        1998         1997         1996
                                                         Class A       Class A     Class A      Class A      Class A
Net asset value-- Beginning of period ($)                17.80          17.14       16.81        16.28        14.08
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                                 0.45           0.28        0.48         0.53         0.57
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                  (0.63)          1.74        1.48         1.96         1.63
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (0.18)          2.02        1.96         2.49         2.20
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net investment income                               (0.47)         (0.47)      (0.51)       (0.56)        --
-------------------------------------------------------------------------------------------------------------------
From net realized gains                                  (0.80)         (0.89)      (1.12)       (1.40)        --
-------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (1.27)         (1.36)      (1.63)       (1.96)        --
-------------------------------------------------------------------------------------------------------------------
Net asset value-- End of period ($)                      16.35          17.80       17.14        16.81        16.28
-------------------------------------------------------------------------------------------------------------------
Total return (b)(c) (%)                                  (1.02)         12.53       12.54        16.82        15.63
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                              0.64           0.63(e)     0.65         0.66         0.67
-------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 2.66           2.60(e)     3.00         3.18         3.68
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      39             43          61           44           76
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000) ($)                  376,183        425,005     361,823      325,033      299,184


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

FINANCIAL HIGHLIGHTS

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

                                                                    Year ended December 31,
                                                2000            1999          1998           1997           1996
                                               Class A        Class A        Class A        Class A        Class A
Net asset value --
Beginning of period ($)                         57.93          43.53          36.13          28.61          23.59
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (loss) (a)                (0.11)         (0.03)          0.08           0.10           0.13
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)         (5.13)         15.79           9.54           8.84           4.89
-----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (5.24)         15.76           9.62           8.94           5.02
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
From net investment income                       --            (0.08)         (0.10)         (0.12)          --
-----------------------------------------------------------------------------------------------------------------
From net realized gains                         (8.04)         (1.28)         (2.12)         (1.30)          --
-----------------------------------------------------------------------------------------------------------------
Total Distributions
Declared to Shareholders                        (8.04)         (1.36)         (2.22)         (1.42)          --
-----------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                               44.65          57.93          43.53          36.13          28.61
-----------------------------------------------------------------------------------------------------------------
Total return (b)(c) (%)                        (12.02)         36.94          27.91          32.28          21.28
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS (%):
Expenses (d)                                     0.68           0.67           0.70           0.71           0.73
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                (0.20)         (0.05)          0.21           0.32           0.49
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             65             70             40             28             35
-----------------------------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                              376,243        403,836        271,584        213,399        161,879



(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS

LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES

                                                                    Year ended December 31,
                                                 2000           1999            1998            1997            1996
                                               Class A        Class A         Class A         Class A         Class A
Net asset value --
Beginning of period ($)                         10.35          10.79             10.73          9.84           10.16
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                        0.66           0.66              0.55          0.68            0.78
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)          0.40          (0.55)             0.14          0.21           (0.30)
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 1.06           0.11              0.69          0.89            0.48
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
From net investment income                      (0.65)         (0.55)            (0.63)         --             (0.80)
--------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                               10.76          10.35             10.79         10.73            9.84
--------------------------------------------------------------------------------------------------------------------
Total return (b)(c) (%)                         10.83           1.08              6.80          9.04            4.70(g)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS (%):
Expenses (d)                                     0.63           0.64(e)           0.70          0.70            0.70(f)
--------------------------------------------------------------------------------------------------------------------
Net investment income (d)                        6.52           6.29(e)           5.91          6.59            6.71(g)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             43             28(h)           8(h)            29(h)           72(h)
--------------------------------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                              105,064        105,898            96,693        77,173          76,009


(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(f) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 0.72% for the year ended December 31, 1996.

(g)      Computed giving effect to the Manager's expense limitation undertaking.

(h)      Portfolio turnover includes dollar roll transactions.

FINANCIAL HIGHLIGHTS

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

                                                                     Year ended December 31,
                                                 2000           1999             1998             1997            1996
                                               Class A         Class A          Class A          Class A         Class A
Net asset value --
Beginning of period ($)                         1.000           1.000              1.000           1.000          1.000
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (a)                       0.059           0.047              0.050           0.050          0.049
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
From net investment income                     (0.059)         (0.047)            (0.050)         (0.050)        (0.049)
-----------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                               1.000           1.000              1.000           1.000          1.000
-----------------------------------------------------------------------------------------------------------------------
Total return (b)(c) (%)                          6.05            4.79               5.17            5.18           5.01
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS (%):
Expenses (d)                                     0.56            0.52(e)            0.62            0.65           0.65
-----------------------------------------------------------------------------------------------------------------------
Net investment income (d)                        5.90            4.75(e)            4.99            5.05           4.90
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                              212,317         170,539            101,340          67,137         65,461

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION


PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUNDS CALCULATE NET ASSET VALUE

Each share price is its net asset value next determined. Each Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of a Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to the Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of the Money Market Fund at the net asset value per share of $1. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). Each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, a Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, each Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Funds, except the Money Market Fund, also offer an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

       VALUE  BLEND  GROWTH
        1      2       3        LARGE
        4      5       6        MID-CAP
        7      8       9        SMALL

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Advisor: Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

You may wish to read the Funds' Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:  811-05199

-        Stein Roe Balanced Fund, Variable Series

-        Stein Roe Growth Stock Fund, Variable Series

- Liberty Federal Securities Fund, Variable Series (formerly Stein Roe Mortgage Securities Fund, Variable Series)

-        Stein Roe Money Market Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001


-         Stein Roe Small Company Growth Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.














NOT FDIC          MAY LOSE VALUE
 INSURED
                  NO BANK GUARANTEE

                                TABLE OF CONTENTS


THE TRUST                                                               3
--------------------------------------------------------------------------------
THE FUND                                                                3
--------------------------------------------------------------------------------
      Defining Capitalization ...................................       3

      The Fund section contains the following information:

      Investment Goal, Principal Investment Strategies, Principal

      Investment Risks and Performance History

      Stein Roe Small Company Growth Fund, Variable Series ......       4

TRUST MANAGEMENT ORGANIZATIONS                                          7
--------------------------------------------------------------------------------

      The Trustees ..............................................       7

      Investment Advisor: Stein Roe & Farnham Incorporated ......       7

      Portfolio Manager .........................................       7

      Mixed and Shared Funding ..................................       8

OTHER INVESTMENT STRATEGIES AND RISKS                                   9
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                   10
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                11
--------------------------------------------------------------------------------
APPENDIX A                                                             13
--------------------------------------------------------------------------------

                                    THE TRUST


SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about one of the Funds in the Trust:

-        Stein Roe Small Company Growth Fund, Variable Series (Small Company
         Growth Fund)

Other Funds may be added or deleted from time to time. The Small Company Growth Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND


DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

LARGE CAPITALIZATION

Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION

Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION

Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

              STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its assets in common stocks of small-cap companies. The Fund may invest in new issuers during periods when new issues are being brought to market. The Fund may also invest in mid-cap companies. The Fund invests in companies that compete within large and growing markets and that have the ability to grow their market share. To find companies with these growth characteristics, Stein Roe seeks out companies that are or, in Stein Roe's judgment, have the potential to have an above-average rate of growth in sales and earnings within their respective industry. Stein Roe also looks for companies with strong management teams that participate in the ownership of the companies.

Stein Roe may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. Stein Roe may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examine both a fund's investment methodology and the size of the companies in which the fund invests. Stein Roe generally manages the Fund in accordance with the Morningstar guidelines for a "Small Growth" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that Stein Roe's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUND

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. Beginning in 2000, the Fund's benchmark was changed to the Russell 2000 Growth Index (Russell Index), an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's Small Cap 600 Index (S&P 600 Index), an unmanaged index that tracks the performance of small capitalization stocks. Stein Roe believes that the Russell Index is more representative of the Fund's small-cap growth investment style and more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the Fund are shown compared to the Russell Index, as well as the Fund's previous benchmark, the S&P 600 Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                              [BAR CHART OMITTED]

Year
1991                37.25%
1992                14.48%
1993                35.68%
1994                 1.19%
1995                11.75%
1996                26.94%
1997                 7.81%
1998               -17.30%
1999                48.02%
2000                -5.36%

For the period shown in bar chart:

Best quarter:   4th quarter 1999 , +35.39%
Worst quarter:  4th  quarter 2000, -21.84%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000


                       1 YEAR         5 YEARS        10 YEARS

Class A (%)             -5.36           9.66           14.35
--------------------------------------------------------------------------------
Russell Index (%)      -22.43           7.14           12.80
--------------------------------------------------------------------------------
S&P 600 Index (%)       11.80          13.57           17.44

                         TRUST MANAGEMENT ORGANIZATIONS


THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.


INVESTMENT ADVISOR: STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------
Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Fund paid Stein Roe management and administrative fees at the following combined annual rate of the average daily net assets of the Fund:

Stein Roe Small Company Growth Fund, Variable Series                       0.65%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER
Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------
STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES. WILLIAM M. GARRISON, a senior vice president of Stein Roe, has managed the Small Company Growth Fund since October, 1998. Mr. Garrison joined Stein Roe in 1989 and currently serves as a portfolio manager of various funds for Stein Roe. He served as an associate portfolio manager with Stein Roe from 1995 to 1999, and was an equity research analyst with Stein Roe from 1993 to 1999.

TRUST MANAGEMENT ORGANIZATIONS


MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life), and, with respect to Small Company Growth Fund, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company and Providian Life and Health Insurance Company. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                      OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks". In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information. Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

SHORT SALES

The Fund's short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds.

PORTFOLIO TURNOVER

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 150% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's return.

TEMPORARY DEFENSIVE POSITIONS

At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Fund's total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through December 31, 1998 is included in the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.


 STEIN ROE SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                                                                      Year ended December 31,
                                                2000            1999             1998          1997            1996
                                               Class A        Class A          Class A        Class A        Class A
Net asset value --
Beginning of period ($)                         20.16          13.62             18.00          20.73          16.33
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (loss) (a)                (0.05)         (0.03)            (0.04)          0.01           0.04
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)         (1.03)          6.57             (2.77)          1.25           4.36
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.08)          6.54             (2.81)          1.26           4.40
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):
From net investment income                       --             --                --            (0.03)          --
--------------------------------------------------------------------------------------------------------------------
From net realized gains                          --             --               (1.57)         (3.96)          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions
Declared to Shareholders                         --             --               (1.57)         (3.99)          --
--------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                               19.08          20.16             13.62          18.00          20.73
--------------------------------------------------------------------------------------------------------------------
Total return (b)(c) (%)                         (5.36)         48.02            (17.30)          7.81          26.94
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS (%):
Expenses (d)                                     0.73           0.72(e)           0.75           0.73           0.75
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                (0.24)         (0.27)(e)         (0.22)          0.04           0.20
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            155            110               103             93            100
--------------------------------------------------------------------------------------------------------------------
Net assets at end of
period (000) ($)                              109,856        139,849           131,929        200,590        196,216

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

    VALUE    BLEND   GROWTH
     1         2      3         LARGE
     4         5      6         MID-CAP
     7         8      9         SMALL

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION

Advisor: Stein Roe & Farnham Incorporated

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Fund's Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:  811-05199

-         Stein Roe Small Company Growth Fund, Variable Series

                                STEINROE VARIABLE
                                INVESTMENT TRUST

PROSPECTUS MAY 1, 2001

-        Stein Roe Balanced Fund, Variable Series

CLASS A SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   NOT FDIC          MAY LOSE VALUE
    INSURED          NO BANK GUARANTEE

                                TABLE OF CONTENTS

THE TRUST                                                                                               3
---------------------------------------------------------------------------------------------------------
THE FUND                                                                                                3
---------------------------------------------------------------------------------------------------------
      Defining Capitalization......................................................................     3
      The Fund section contains the following information:
      Investment Goal, Principal Investment Strategies, Principal
      Investment Risks and Performance History
      Stein Roe Balanced Fund, Variable Series.....................................................     4

TRUST MANAGEMENT ORGANIZATIONS                                                                          7
---------------------------------------------------------------------------------------------------------
      The Trustees.................................................................................     7
      Investment Advisor: Stein Roe & Farnham Incorporated.........................................     7
      Investment Sub-Advisor and Portfolio Manager.................................................     7
      Mixed and Shared Funding.....................................................................     8

OTHER INVESTMENT STRATEGIES AND RISKS                                                                   9
---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                                                   11
---------------------------------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                                                12
---------------------------------------------------------------------------------------------------------
APPENDIX A                                                                                             14
---------------------------------------------------------------------------------------------------------

                                    THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This Prospectus contains information about one of the Funds in the Trust:

-        Stein Roe Balanced Fund, Variable Series (Balanced Fund)

Other Funds may be added or deleted from time to time. The Balanced Fund offers two classes of shares - Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class A shares.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment advisor to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Liberty Funds Distributor, Inc. (LFD). LFD is an affiliate of Stein Roe & Farnham Incorporated (Stein Roe), the Funds' investment advisor.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

                                    THE FUND

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large-cap); middle capitalization (mid-cap); or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

LARGE CAPITALIZATION

Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

MIDDLE CAPITALIZATION

Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

SMALL CAPITALIZATION

Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

                    STEIN ROE BALANCED FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among common stocks, bonds and cash. The Fund invests primarily in well-established large-cap companies. The portfolio managers may invest in a company because it has a history of steady to improving sales or earnings growth that they believe can be sustained. They also may invest in a company because they believe its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.

The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade" -- that is, within the four highest rating categories assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio managers believe that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio managers consider a bond's expected income together with its potential for price gains or losses.

The portfolio managers set the Fund's asset allocation between stocks, bonds and cash. The portfolio managers may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio managers may sell a portfolio holding if the security reaches its price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio managers may also sell a portfolio holding to fund redemptions.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). The Fund generally is managed in accordance with the Morningstar guidelines for a "Domestic Hybrid" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the portfolio managers' stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with similar funds.

THE FUND

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices.. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy. The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers Government/Corporate Bond Index (Lehman Brothers Index), an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Balanced VIT Funds Category Average (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund.

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  [BAR CHART]

  YEAR                PERCENTAGE
1991                    27.93%
1992                     7.53%
1993                     9.29%
1994                    -3.19%
1995                    25.47%
1996                    15.62%
1997                    16.82%
1998                    12.54%
1999                    12.53%
2000                    -1.02%

For the period shown in bar chart:
Best quarter:  4th quarter 1998, +12.39%
Worst quarter:  3rd quarter 1998, -6.04%

AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2000

                                              1 YEAR       5 YEARS       10 YEARS
                                              ------       -------       --------
Class A (%)                                    -1.02        11.10          11.95
S&P 500 Index (%)                              -9.10        18.33          17.44
Lehman Brothers Index (%)                      11.85         6.24           8.00
Lipper Average (%)                              2.25        11.32          11.71

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR:  STEIN ROE & FARNHAM INCORPORATED
--------------------------------------------------------------------------------
Stein Roe, located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1949. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

For the 2000 fiscal year, the Fund paid Stein Roe management and administrative fees at the following combined annual rate of the average daily net assets of the Fund:

Stein Roe Balanced Fund, Variable Series                                   0.60%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities, and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

AFFILIATED BROKER/DEALER
--------------------------------------------------------------------------------
Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGER
--------------------------------------------------------------------------------
STEIN ROE BALANCED FUND, VARIABLE SERIES.
Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

TRUST MANAGEMENT ORGANIZATION

Nordea, which is located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. In addition to sub-advising the Balanced Fund, Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly-owned subsidiary of Unibank A/S, which in turn is a direct wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

HARVEY B. HIRSCHHORN, an executive vice president of Stein Roe and chief economist and investment strategist, has managed the Balanced Fund since 1996. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe since 1973.

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Funds serve as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, including those of Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life). Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of December 31, 2000, approximately 70.67% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks". In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. Stein Roe may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information. Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

FUTURES AND OPTIONS

The Fund may use futures to gain exposure to groups of stocks or individual issuers. The Fund uses futures to invest cash pending direct investments in stocks and to enhance their return. It also uses futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. The Fund uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Fund may lose money if Stein Roe does not correctly anticipate the market movements of those underlying securities.

SHORT SALES

The Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

                     OTHER INVESTMENT STRATEGIES AND RISKS


PORTFOLIO TURNOVER

There are no limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduces the Fund's return.

TEMPORARY DEFENSIVE POSITIONS

At times, Stein Roe may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The Fund's total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which, beginning with the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods through December 31, 1998 is included in the Fund's financial statements which have been audited by other independent accountants, whose report expressed an unqualified opinion on those financial highlights.

   STEIN ROE BALANCED FUND, VARIABLE SERIES

                                                                                       Year ended December 31,
                                                                 2000            1999           1998           1997            1996
                                                                Class A         Class A        Class A        Class A        Class A
                                                                -------         -------        -------        -------        -------
       Net asset value -- Beginning of period ($)                17.80           17.14          16.81          16.28          14.08

       INCOME FROM INVESTMENT OPERATIONS ($):

       Net investment income (a)                                  0.45           0.28            0.48           0.53           0.57
       Net realized and unrealized gain (loss)                   (0.63)          1.74            1.48           1.96           1.63
       Total from Investment Operations                          (0.18)          2.02            1.96           2.49           2.20

       LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

       From net investment income                                (0.47)         (0.47)          (0.51)         (0.56)          ---
       From net realized gains                                   (0.80)         (0.89)          (1.12)         (1.40)          ---
       Total Distributions Declared to Shareholders              (1.27)         (1.36)          (1.63)         (1.96)          ---
       Net asset value -- End of period ($)                      16.35           17.80          17.14          16.81          16.28
       Total return (b)(c) (%)                                   (1.02)          12.53          12.54          16.82          15.63

       RATIOS TO AVERAGE NET ASSETS (%):

       Expenses (d)                                               0.64          0.63(e)          0.65           0.66           0.67
       Net investment income (d)                                  2.66          2.60(e)          3.00           3.18           3.68
       Portfolio turnover (%)                                      39             43              61             44             76
       Net assets at end of period (000) ($)                    376,183         425,005        361,823        325,033        299,184

(a) Per share data was calculated using average shares outstanding during the period.

(b)      Total return at net asset value assuming all distributions reinvested.

(c) Total return figures do not include any insurance company charges. If included, total return would be reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW THE FUND CALCULATES NET ASSET VALUE

Each share price is its net asset value next determined. The Fund determines the net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

To calculate the net asset value on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, we value the security at the most recent quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sales price for that day. We value other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

SHAREHOLDER INFORMATION

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less estimated expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES

The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES

The Fund also offers an additional class of shares, Class B shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

                                   APPENDIX A

                             MORNINGSTAR CATEGORIES

In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Mid-Cap, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Mid-Cap Growth, Mid-Cap Blend, Mid-Cap Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including: Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

                              MORNINGSTAR STYLE BOX

The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.

       VALUE     BLEND    GROWTH
         1         2        3      LARGE
         4         5        6      MID-CAP
         7         8        9      SMALL

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A

MARKET CAPITALIZATION: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

VALUATION: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Advisor: Stein Roe & Farnham Incorporated

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Fund's Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:  811-05199

-        Stein Roe Balanced Fund, Variable Series

                       STEINROE VARIABLE INVESTMENT TRUST

                One Financial Center, Boston, Massachusetts 02111


              Stein Roe Small Company Growth Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series


                       STATEMENT OF ADDITIONAL INFORMATION


                                Dated May 1, 2001



         This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Trust's Prospectuses dated May 1, 2001 and any supplement thereto. Financial statements, which are contained in the Funds' December 31, 2000, Annual Report, are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by calling Liberty Funds Distributor, Inc. (LFD) at
(800) 437-4466, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.



                                TABLE OF CONTENTS

                                                                           Page


         General Information and History.................................    2
         Investment Restrictions.........................................    4
         Portfolio Turnover..............................................    7
         Purchases and Redemptions.......................................    8
         Trustees and Officers...........................................    8
         Management Arrangements.........................................   16
         Trust Charges and Expenses......................................   17
         Underwriters....................................................   21
         Code of Ethics..................................................   22
         Custodian.......................................................   22
         Portfolio Transactions..........................................   22
         Net Asset Value.................................................   28
         Taxes...........................................................   29
         Investment Performance..........................................   30
         Record Shareholders.............................................   34
         Independent Accountants and Financial Statements................   37
         Appendix A - Investment Techniques and Securities...............   38

                         GENERAL INFORMATION AND HISTORY


         The SteinRoe Variable Investment Trust (the Trust), a business trust organized under the Laws of Massachusetts, commenced operations on January 1, 1989, is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust currently offers five Funds with differing investment objectives, policies and restrictions. Currently, the Trust consists of Stein Roe Small Company Growth Fund, Variable Series (Small Company Growth Fund), Stein Roe Growth Stock Fund, Variable Series (Growth Stock
Fund), Stein Roe Balanced Fund, Variable Series (Balanced Fund), Liberty Federal Securities Fund, Variable Series (Federal Securities Fund) and Stein Roe Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds). Effective April 30, 2001, the Federal Securities Fund changed its name from Stein Roe Mortgage Securities Fund, Variable Series to its current name. Effective May 5, 1999, Small Company Growth Fund changed its name from Stein Roe Special Venture Fund, Variable Series to its current name. Effective November 15, 1997, Small Company Growth Fund changed its name from Capital Appreciation Fund to Stein Roe Special Venture Fund, Variable Series. Effective November 15, 1997, Growth Stock Fund changed its name from Managed Growth Stock Fund to its current name. Effective November 15, 1997, Balanced Fund changed its name from Managed Assets Fund to its current name. Effective November 15, 1997, Federal Securities Fund changed its name from Mortgage Securities Income Fund to Stein Roe Mortgage Securities Fund, Variable Series. Effective November 15, 1997, Money Market Fund changed its name from Cash Income Fund to its current name.



         On November 1, 2000, Liberty Financial Companies, Inc. (LFC), an intermediate parent of Stein Roe & Farnham Incorporated (Stein Roe), the advisor to the Funds, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of LFC.



         The Trust issues shares of beneficial interest in each Fund, each a diversified series of the Trust, that represent the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940 which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).


         The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize. Each Fund is a separate series of the Trust.

         Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.


         Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

         The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

         The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

         The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             INVESTMENT RESTRICTIONS


         Each Fund operates under the investment restrictions listed below. Restrictions numbered (a) through (g) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.



         Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the Investment Company Act of 1940, as amended (the "1940 Act"), the issuer with respect to a security is the entity whose revenues support the security.


FUNDAMENTAL POLICIES

         The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:


(a) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;



(b) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;



(c) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;



(d) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;



(e) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(f) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or



(g) borrow, except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.


NON-FUNDAMENTAL POLICIES


         Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:



(a) not invest in companies for the purpose of exercising control or management;



(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;



(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and
         (ii) options, futures and options on futures;



(d) not issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;



(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;



(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;



(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;



(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];



(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or



(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.


         Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by Securities and Exchange Commission rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

         Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (the Commission), are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

ADDITIONAL VOLUNTARY RESTRICTIONS PERTAINING TO SMALL COMPANY GROWTH FUND

         Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

         The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

         The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%, and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

         If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

         The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.

         A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                            PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

         Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time.

         The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

         The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. The following table sets forth certain information with respect to the Trustees and officers of the Trust:


Name and Address                 Age      Position with      Principal Occupation During Past Five Years
----------------                 ---      --------------     -------------------------------------------
                                          Fund
                                          ----
Douglas A. Hacker                44       Trustee            Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                               UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60606                                            President and Chief Financial Officer of UAL, Inc. prior
                                                             thereto.

Janet Langford Kelly             42       Trustee            Executive Vice President-Corporate Development, General
One Kellogg Square                                           Counsel, and Secretary, Kellogg Company (food, beverage
Battle Creek, MI 49016                                       and tobacco manufacturer), since September,

                                                             1999; Senior Vice President, Secretary and General Counsel,
                                                             Sara Lee Corporation (branded, packaged, consumer-products manufacturer) prior thereto.

Richard W. Lowry                 64       Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                         (building products manufacturer)).

Salvatore Macera                 69       Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649                                       from 1975 to 1981).

William E. Mayer*                60       Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since 1998 (formerly Founding Partner,
New York, NY 10022                                           Development Capital LLC from 1996 to 1998; Dean and
                                                             Professor, College of Business and Management,
                                                             University of Maryland from October, 1992 to
                                                             November, 1996); Director, Johns Manville (building
                                                             products manufacturer); Director, Lee Enterprises (print
                                                             and on-line media); Director, WR Hambrecht + Co.
                                                             (financial service provider); Director, Systech
                                                             Retail Systems (retail industry technology
                                                             provider).

Charles R. Nelson                57       Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on economic and
University of Washington                                     statistical matters.
Seattle, WA 98195

John J. Neuhauser                57       Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838                                 College School of Management from September, 1977 to
                                                             September, 1999).

Joseph R. Palombo*               47       Trustee and        Chief Operations Officer of Mutual Funds, LFC since
One Financial Center                      Chairman of the    August, 2000; Executive Vice President and Director of
Boston, MA 02111                          Board              Colonial Management Associates, Inc. (Colonial) since
                                                             April, 1999; Executive Vice President and Chief
                                                             Administrative Officer of LFG since April, 1999;
                                                             Director of Stein Roe since September, 2000;
                                                             Trustee and Chairman of the Board of the Stein
                                                             Roe Funds Complex since October, 2000; Manager of
                                                             Stein Roe Floating Rate Limited Liability Company
                                                             since October, 2000 (formerly Vice President of the
                                                             Liberty Funds Complex from April, 1999 to August,
                                                             2000 and Chief Operating Officer, Putnam Mutual Funds
                                                             from 1994 to 1998).

Thomas E. Stitzel                64       Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706                                             College of Business, Boise State University); Chartered
                                                             Financial Analyst.

Thomas C. Theobald               63       Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606                                            Continental Bank Corporation); Director of Xerox
                                                             Corporation (business products and services),
                                                             Anixter International (network support equipment
                                                             distributor), Jones Lang LaSalle (real estate management
                                                             services) and MONY Group (life insurance).

Anne-Lee Verville                55       Trustee            Consultant since 1997 (formerly General Manager, Global
359 Stickney Hill Road                                       Education Industry from 1994 to 1997, and President,
Hopkinton, NH  03229                                         Applications Solutions Division from 1991 to 1994, IBM
                                                             Corporation (global education and global applications)).

J. Kevin Connaughton             36       Treasurer          Treasurer of the Liberty Funds Complex and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111                                             of the Liberty Funds Complex from February, 1998 to
                                                             October, 2000); Treasurer of the Stein Roe Funds
                                                             Complex since February, 2001 (formerly Controller from
                                                             May, 2000 to February, 2001); Vice President of
                                                             Colonial since February, 1998 (formerly Senior
                                                             Tax Manager, Coopers & Lybrand, LLP from April,
                                                             1996 to January, 1998; Vice President, 440
                                                             Financial Group/First Data Investor Services
                                                             Group from March, 1994 to April, 1996).

Stephen E. Gibson                47       President          President of the Liberty Funds Complex since June, 1998;
One Financial Center                                         President of Stein Roe Funds Complex since November,
Boston, MA 02111                                             1999; Chairman of the Board since July, 1998, Chief
                                                             Executive Officer and President since December, 1996 and
                                                             Director, since July, 1996 of Colonial (formerly
                                                             Executive Vice President from July, 1996 to
                                                             December, 1996); Director, Chief Executive Officer
                                                             and President of LFG since December, 1998 (formerly
                                                             Director, Chief Executive Officer and President of
                                                             The Colonial Group, Inc. (TCG) from December, 1996 to
                                                             December, 1998); Director since September, 2000,
                                                             President and Vice Chairman of Stein Roe since January,
                                                             2000 (formerly Assistant Chairman from August, 1998
                                                             to January, 2000) (formerly Managing Director of
                                                             Marketing of Putnam Investments from June, 1992 to July,
                                                             1996).

William J. Ballou                35       Secretary          Secretary of the Liberty Funds Complex and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000); Secretary
                                                             of the Stein Roe Funds Complex since February, 2001;
                                                             (formerly Assistant Secretary from May, 2000 to February,
                                                             2001); Vice President, Assistant Secretary

                                                             and Senior Counsel of Colonial since October, 1997; Vice
                                                             President and Senior Counsel since April, 2000, and Assistant
                                                             Secretary since December, 1998 of LFG; Assistant
                                                             Secretary of Stein Roe since January, 2001 (formerly
                                                             Associate Counsel, Massachusetts Financial Services
                                                             Company from May, 1995 to September, 1997).

Kevin M. Carome                  44       Executive Vice     Executive Vice President of Liberty Funds Complex and of
600 Atlantic Avenue                       President          the Liberty All-Star Funds since October, 2000; Executive
Boston, MA 02210                                             Vice President of the Stein Roe Funds Complex since May,
                                                             1999 (formerly Vice President from April, 1998 to May,
                                                             1999, Assistant Secretary from April, 1998 to
                                                             February, 2000 and Secretary from February, 2000 to
                                                             May, 2000); Chief Legal Officer of LFC since August,
                                                             2000; Senior Vice President, Legal since January, 1999
                                                             of LFG; Executive Vice President and Assistant Secretary
                                                             of Stein Roe since January, 2001 (formerly General
                                                             Counsel and Secretary of Stein Roe from January,
                                                             1998 to December, 1999); (formerly Associate General
                                                             Counsel and Vice President of LFC from August, 1993
                                                             to December, 1998).



* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) of the Funds, the Advisor or its affiliates.

         As noted above certain Trustees and officers of the Trust also hold positions with Stein Roe, LFC and/or their affiliates. Certain of the Trustees and officers of the Trust are trustees or officers of other investment companies managed by Stein Roe.

COMPENSATION OF TRUSTEES


         For the fiscal and calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees (a):



                                                             Aggregate             Aggregate             Aggregate
                                       Aggregate         Compensation from     Compensation from     Compensation from
                                   Compensation from      the Growth Stock     the Small Company        the Federal
                                   the Balanced Fund    Fund for the Fiscal   Growth Fund for the   Securities Fund for
                                  for the Fiscal Year       Year Ended         Fiscal Year Ended      the Fiscal Year
                                  Ended December 31,       December 31,           December 31,        Ended December 31,
                                       --------------         --------         -----------------         -------------
                                          2000                  2000                2000                    2000
                                          ----                  ----                ----                    ----
Trustee

John A. Bacon, Jr. (b)                   $2,900                $2,900                $2,300                $2,300
William W. Boyd (b)                       3,000                 3,000                 2,400                 2,400
Douglas A. Hacker                         2,900                 2,900                 2,300                 2,300
Janet Langford Kelly                      2,800                 2,800                 2,200                 2,200
Richard W. Lowry (c)                          0                     0                     0                     0
Salvatore Macera (c)                          0                     0                     0                     0
William E. Mayer (c)                          0                     0                     0                     0
Charles R. Nelson                         2,900                 2,900                 2,300                 2,300
John J. Neuhauser (c)                         0                     0                     0                     0
Joseph R. Palombo (d)                     N/A                   N/A                   N/A                   N/A
Thomas E. Stitzel (c)                         0                     0                     0                     0
Thomas C. Theobald                        2,900                 2,900                 2,300                 2,300
Anne-Lee Verville (c)                         0                     0                     0                     0



(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.



(b) Retired as Trustee of the Trust and the Stein Roe Funds Complex on December 27, 2000.



(c)      Elected by the shareholders of the Funds on April 5, 2001.



(d) Elected by the Trustees of the Stein Roe Funds Complex on October 17, 2000. Elected by the shareholders of the Funds on April 5, 2001. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.

                                       Aggregate          Total Compensation From
                                   Compensation from        the Stein Roe Funds
                                    the Money Market        Complex Paid to the
                                  Fund for the Fiscal    Trustees for the Calendar
                                  Year Ended December           Year Ended
                                        31, 2000           December 31, 2000(e)
                                        --------           --------------------
Trustee

John A. Bacon, Jr. (f)                   $2,300                  $ 98,100
William W. Boyd (f)                       2,400                   102,600
Douglas A. Hacker                         2,300                    98,100
Janet Langford Kelly                      2,200                    93,600
Richard W. Lowry (g)                          0                         0
Salvatore Macera (g)                          0                         0
William E. Mayer (g)                          0                         0
Charles R. Nelson                         2,300                    98,100
John J. Neuhauser (g)                         0                         0
Joseph R. Palombo (h)                     N/A                       N/A
Thomas E. Stitzel (g)                         0                         0
Thomas C. Theobald                        2,300                    98,100
Anne-Lee Verville (g)                         0                         0



(e) As of December 31, 2000, the Stein Roe Funds Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 1 series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.



(f) Retired as Trustee of the Trust and the Stein Roe Funds Complex on December 27, 2000.



(g)      Elected by the shareholders of the Funds on April 5, 2001.



(h) Elected by the Trustees of the Stein Roe Funds Complex on October 17, 2000. Elected by the shareholders of the Funds on April 5, 2001. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.



The following table sets forth the compensation paid to Messrs. Lowry, Macera, Mayer, Neuhauser, Stitzel and Ms. Verville in their capacities as Trustees of the Liberty Funds Complex (i):



                                    Total Compensation from the Liberty
                                  Funds Complex Paid to the Trustees for
  Trustee                        the Calendar Year Ended December 31, 2000
  -------                        -----------------------------------------
  Richard W. Lowry                                $99,000


  Salvatore Macera                                 98,000
  William E. Mayer                                100,000
  John J. Neuhauser                               101,210
  Joseph R. Palombo (j)                             N/A
  Thomas E. Stitzel                                97,000
  Anne-Lee Verville                                94,667



(i) At December 31, 2000, the Liberty Funds complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group-Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Funds Complex).



(j) Elected by the Trustees of the Liberty Funds Complex on August 23, 2000. Elected by the shareholders of the Liberty Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.



         As of December 27, 2000, the Liberty Funds Complex and the Stein Roe Funds Complex were combined into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Funds Complex and the Stein Roe Funds Complex.



         For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):



                                  Total Compensation from Liberty
                                  All-Star Funds for the Calendar
Trustee                           Year Ended December 31, 2000(k)
                                       --------------------------
James E. Grinnell                             $25,000
Richard W. Lowry                               25,000
William E. Mayer                               25,000
John J. Neuhauser                              25,000
Joseph R. Palombo (l)                            N/A



(k) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of LFC (an intermediate parent of the Advisor).



(l) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of Colonial.

                             MANAGEMENT ARRANGEMENTS



         As described in the Prospectus, the portfolio of each Fund is managed by Stein Roe. Each Fund has its own Advisory Agreement with Stein Roe. Stein Roe is a wholly owned direct subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned direct subsidiary of LFC. LFC, in turn, is a majority owned indirect subsidiary of Liberty Mutual.



         The directors of Stein Roe are C. Allen Merritt, Jr., Stephen E. Gibson, Joseph R. Palombo and J. Andrew Hilbert. Mr. Merritt is Chief Operating Officer of LFC; Mr. Gibson is President of Stein Roe's Mutual Funds division, Mr. Palombo is Chief Operations Officer of Mutual Funds of LFC and Mr. Hilbert is Chief Financial Officer - Finance and Administration of LFC. The business address of Mr. Merritt and Mr. Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Mr. Gibson and Mr. Palombo is One Financial Center, Boston, Massachusetts 02111-2624.


         Stein Roe, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Stein Roe.

         Each Fund's Advisory Agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Stein Roe in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under the Advisory Agreement.

         Under an Administration Agreement with the Trust, Stein Roe provides each Fund with administrative services, excluding investment advisory services. Specifically, Stein Roe is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Stein Roe may, in its discretion, arrange for administrative services to be provided to the Trust by LFC or any of LFC's majority or greater owned subsidiaries.


         Under separate agreements, Stein Roe also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and is responsible for providing certain pricing and other record keeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement. The Trust believes that the charges by the Administrator to the Trust for these services are comparable to those of other companies performing similar services.



         Effective May 1, 2001, Nordea Securities, Inc. (formerly named Unibank Securities, Inc.), which does business in the U.S. as Nordea Investment Management (Nordea), was retained by Stein Roe as sub-advisor to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea, which was approved by shareholders of the Balanced Fund at a special meeting held on April 5, 2001, provides that out of the management fee that Stein Roe receives from the Balanced Fund, Stein Roe shall pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea.



         Nordea, located at 13-15 West 54th Street, New York, New York 10019, has been an investment advisor since 1994. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect, wholly-owned subsidiary of Unibank A/S, which in turn is a direct, wholly-owned subsidiary of Nordea Companies Denmark (formerly named Unidanmark A/S), which in turn is a direct, wholly-owned subsidiary of Nordea AB (formerly named Nordic Baltic Holdings Group), one of Scandinavia's leading financial institutions.

                           TRUST CHARGES AND EXPENSES




MANAGEMENT FEES:


         Each Fund pays Stein Roe an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly. During each year in the three-year period ended December 31, 2000, pursuant to the Advisory Agreements, each Fund paid Stein Roe management fees as follows:



                                            Annual Fee Rate
                                          (as a percentage of
                                          average net assets)        2000               1999           1998
                                          -------------------        ----               ----           ----
Small Company Growth Fund                        0.50%           $  697,628         $  569,580     $  810,605
Growth Stock Fund                                0.50%            2,264,063          1,583,203      1,177,442
Balanced Fund                                    0.45%            1,856,618          1,749,012      1,503,385
Federal Securities Fund                          0.40%              421,467            405,687        337,593
Money Market Fund                                0.35%              626,629            462,410        281,246


ADMINISTRATIVE EXPENSES:


         Each Fund pays Stein Roe an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2000, pursuant to the Administration Agreement, each Fund paid Stein Roe or an affiliate thereof administrative fees as follows:



                                             2000            1999          1998
                                             ----            ----          ----
Small Company Growth Fund                  $209,289        $170,856      $243,182
Growth Stock Fund                           679,219         474,944       353,233
Balanced Fund                               618,873         588,899       495,128
Federal Securities Fund                     158,050         153,092       126,597
Money Market Fund                           268,555         197,888       121,428


ACCOUNTING AND BOOKKEEPING EXPENSES:


         Each Fund pays Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million. During each year in the three-year period ended December 31, 2000, pursuant to the agreement, each Fund paid Stein Roe fees as follows:



                                                               2000          1999          1998
                                                               ----          ----          ----
Small Company Growth Fund                                    $27,303       $26,588       $27,878
Growth Stock Fund                                             35,135        32,866        29,708

Balanced Fund                                                 34,130        33,508        31,664
Federal Securities Fund                                       26,318        26,308        25,924
Money Market Fund                                             28,291        27,200        25,907



         In addition, under the Funds' transfer agency agreement, each Fund pays Stein Roe or an affiliate thereof a fee in the amount of $7,500 per year, payable in monthly installments of $625. During each year in the three-year period ended December 31, 2000, each Fund listed below made payments as follows to Stein Roe or an affiliate thereof for these services:



                                                  2000             1999            1998
                                                  ----             ----            ----
Small Company Growth Fund                        $7,500           $7,500          $7,500
Growth Stock Fund                                 7,521            7,500           7,500
Balanced Fund                                     7,500            7,500           7,500
Federal Securities Fund                           7,500            7,500           7,500
Money Market Fund                                 7,500            7,500           7,500





12B-1 FEES:


         Each Fund listed below paid LFD distribution fees as follows during the year ended December 31, 2000, as described in the Prospectus:



                                                   2000
                                                   ----
Small Company Growth Fund                            $2
Growth Stock Fund                                  12,970
Balanced Fund                                      8,476
Federal Securities Fund                            3,720



* The Funds did not offer Class B shares prior to June 1, 2000.


EXPENSE LIMITATION:


         Stein Roe has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:



Fund                                            Expenses Exceeding
----                                            ------------------
Growth Stock Fund                               0.80% of average net assets
Balanced Fund                                   0.75% of average net assets



         LFD has voluntarily agreed to reimburse the Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum:



                                                                             Reimburse      Class B expense
                                                                         distribution fee        limit:
Fund:                                                                      in excess of:
Balanced Fund                                                                  0.15%             0.90%
Growth Stock Fund                                                              0.15%             0.95%



         These arrangements may be terminated by Stein Roe and LFD at any time.



         Prior to May 1, 2001, Stein Roe contractually reimbursed all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:



Fund                                            Expenses Exceeding
-----                                           ------------------
Small Company Growth Fund                       0.80% of average net assets
Growth Stock Fund                               0.80% of average net assets
Balanced Fund                                   0.75% of average net assets
Federal Securities Fund                         0.70% of average net assets
Money Market Fund                               0.65% of average net assets



         Prior to May 1, 2001, LFD contractually reimbursed the following Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) were in excess of the following percentages of Class B's average daily net asset value per annum:



                                                                             Reimburse      Class B expense
                                                                         distribution fee        limit:
Fund:                                                                      in excess of:
Balanced Fund                                                                  0.15%             0.90%
Growth Stock Fund                                                              0.15%             0.95%
Federal Securities Fund                                                        0.20%             0.90%


FEES OR EXPENSES WAIVED OR BORNE BY STEIN ROE OR LFD:


During each year in the three-year period ended December 31, 2000, the following fees or expenses were waived or borne by Stein Roe or LFD:



                                               2000             1999              1998
                                               ----             ----              ----
Small Company Growth Fund                       ---              ---               ---
Growth Stock Fund                               ---              ---               ---

Balanced Fund                                 $1,228             ---               ---
Federal Securities Fund                         ---              ---               ---
Money Market Fund                               ---              ---               ---


SALES-RELATED EXPENSES:


Sales-related expenses of LFD relating to each of the Funds' Class B shares for the year ended December 31, 2000 were as follows:



                                                                        Small
                                                                       Company      Growth Stock
                                                                      Growth Fund       Fund       Balanced Fund
                                                                      -----------       ----       -------------
Fees to Financial Service Firms (FSFs)                                    $1           $9,971          $7,058
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                                0           73,126          45,745
Allocated travel, entertainment and other promotional
  expenses (including advertising)                                         0           75,046          46,946



                                                                       Federal
                                                                      Securities
                                                                         Fund
                                                                         ----
Fees to FSFs                                                            $3,366
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                                0
Allocated travel, entertainment and other promotional
  expenses (including advertising)                                         0


                                  UNDERWRITERS


         LFD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Trust. LFD is a subsidiary of LFC. The Trustees have approved a Distribution Plan and Agreement (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under Expense Limitation. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.


The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

                                 CODE OF ETHICS


The Funds, Stein Roe, LFD and Nordea have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.


                                    CUSTODIAN

         State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians).

         With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

         The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             PORTFOLIO TRANSACTIONS


         Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Stein Roe and its affiliate Colonial maintain a single, unified trading operation for trading equity securities. Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.


         Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

         Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

         It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Colonial clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

         Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.


         Stein Roe places certain trades for the Funds through its affiliate AlphaTrade Inc. (ATI). ATI is a wholly owned subsidiary of Colonial. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

         CONSISTENT WITH THE RULES OF FAIR PRACTICE OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST COMBINATION OF NET PRICE AND EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS


         Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.



         The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces Stein Roe's expenses.


         Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

         Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

         Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

         Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

         Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- Database Services -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- Quantitative/Technical Analysis -- software tools that assist in quantitative and technical analysis of investment data.

- Fundamental Industry Analysis -- industry-specific fundamental investment research.

- Fixed Income Security Analysis -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- Other Specialized Tools -- other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

         Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.


         Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash (hard dollars) value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)


         The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

         In certain cases, Stein Roe may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

         Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

         In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

         As stated above, Stein Roe's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Rules of Conduct of the National Association of Securities Dealers, Inc., Stein Roe may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of net price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. Except as described in the next following sentence, neither the Trust nor any Fund nor Stein Roe has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind Stein Roe, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. Stein Roe has entered into arrangements with sponsors of programs for the sale of VA contracts issued by Participating Insurance Companies which are not affiliates of Stein Roe pursuant to which Stein Roe pays the sponsor from Stein Roe's fee for managing Small Company Growth Fund an amount in respect of Small Company Growth Fund's assets allocable to Small Company Growth Fund shares held in separate accounts of such unaffiliated Participating Insurance Companies in respect of VA contracts issued by such entities and sold through such arrangements. Stein Roe does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

         In light of the fact that Stein Roe may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

         Because Stein Roe's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

         The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Conduct of the National Association of Securities Dealers, Inc.

         The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Stein Roe with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of some portfolio securities directly with the issuers.

         With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Stein Roe may also consider the part, if any, played by the broker or dealer in bringing the security involved to Stein Roe's attention, including investment research related to the security and provided to the Fund.


         The table below shows information on brokerage commissions paid by Federal Securities Fund, Small Company Growth Fund, Growth Stock Fund and Balanced Fund during the periods indicated. Money Market Fund did not pay commissions on any of its transactions during the periods indicated.



                                                                     FEDERAL
                                                                    SECURITIES        GROWTH        SMALL COMPANY
                                                                       FUND         STOCK FUND       GROWTH FUND       BALANCED FUND
                                                                       ----         ----------       -----------       -------------
Total amount of brokerage commissions paid during fiscal year
   ended 12/31/00                                                      $463          $321,881          $129,992          $122,288
Total amount of directed transactions paid during fiscal year
   ended 12/31/00                                                       166            60,312            27,575             9,659
Total amount of commissions on directed transactions paid during
   fiscal year ended 12/31/00                                             0                 0                 0                 0
Total amount of brokerage commissions paid during fiscal year
   ended 12/31/00 to AlphaTrade Inc.                                      0            11,364               630             7,667
   (% of total commission paid)                                                         (4%)              (0%)               (6%)
Total amount of brokerage commissions paid during fiscal year                         313,982           189,736           251,359
   ended 12/31/99                                                         0
Amount of commissions paid to brokers or dealers who supplied                         176,705           127,859           191,996
   research services to Stein Roe                                         0
Total dollar amount involved in such transactions:                        0       115,483,614       137,410,527       617,975,254
Total amount of brokerage commissions paid during fiscal year
   ended 12/31/98                                                         0           396,775           180,194           400,313



* The Funds were not able to trade through AlphaTrade Inc. prior to 2000.


                                 NET ASSET VALUE


         The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.


         The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                      TAXES

         Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

         Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

         Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

         Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

         The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

         The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

         To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

         It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

         The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                             INVESTMENT PERFORMANCE

         Money Market Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (Beginning Account Value), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

         The yields are then computed as follows:

                          Net Change in Account Value              365
                          ---------------------------              ---
Current Yield          =   Beginning Account Value          x       7


                         [1 + Net Change in Account Value]365/7
                         --------------------------------------
Effective Yield        =         Beginning Account Value            -   1



         For example, the yields of Money Market Fund for the seven-day period ended December 31, 2000, were:



                                $.001149627               365
                                -----------               ---
Current Yield          =           $1.00          x         7      =      6.00%



                               [1+$.001149627]365/7
                               --------------------
Effective Yield        =              $1.00               -        1       =       6.17%


         In addition to fluctuations reflecting changes in net income of Money Market Fund resulting from changes in income earned on its portfolio securities and in its expenses, Money Market Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Money Market Fund shares may affect yield. Accordingly, Money Market Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Money Market Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is computed as follows:

                                  ERV = P(1+T)(n)

       Where:      P       =  a hypothetical initial payment of $1,000
                   T       =  average annual total return
                   n       =  number of years
                   ERV     =  ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period at the end of the period (or fractional portion).

         For example, for a $1,000 investment in the Funds' Class A and Class B shares, the "Ending Redeemable Value," for the period January 1, 2000 to December 31, 2000 was:



                                                     Ending           Ending
                      Fund                         Redeemable       Redeemable
                                                     Value            Value
                                                    Class A        Class B (m)
                                                    -------        -----------
Small Company Growth Fund                            $946.43          $944.94
Growth Stock Fund                                     879.83           878.48
Balanced Fund                                         989.76           988.55
Federal Securities Fund                             1,108.26         1,103.02
Money Market Fund                                   1,060.46            N/A



(m) Class B is a newer class of shares. Their performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.



         The Funds' Class A and Class B share average annual total returns at December 31, 2000 were:



                                                Small Company Growth Fund
                                1 Year                  5 Years                   10 Years
Class A                         -5.36%                   9.66%                     14.35%
Class B (n)                     -5.51%                   9.62%                     14.33%

                                                    Growth Stock Fund
                                1 Year                  5 Years                   10 Years
Class A                        -12.02%                   19.84%                    18.11%
Class B (n)                    -12.15%                   19.81%                    18.09%

                                                      Balanced Fund
                                1 Year                  5 Years                   10 Years
Class A                         -1.02%                   11.10%                    11.95%
Class B (n)                     -1.15%                   11.08%                    11.94%

                                                 Federal Securities Fund
                                1 Year                  5 Years                   10 Years

Class A                         10.83%                   6.44%                     7.21%
Class B (n)                     10.30%                   6.33%                     7.16%

                                                    Money Market Fund
                                1 Year                  5 Years                   10 Years
Class A                         6.05%                    5.23%                     4.75%



(n) Class B is a newer class of shares. Its performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.


         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

         In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.


                               RECORD SHAREHOLDERS



         All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating

Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account).



As of record on March 31, 2001, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:



SMALL COMPANY GROWTH FUND



Class A

Keyport Life Insurance Company                                     10.69%
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     78.15%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                              100.00%
One Financial Center
Boston, MA 02111

GROWTH STOCK FUND

Class A

Independence Life and Annuity Company                              15.97%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                     36.41%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     39.80%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                     83.95%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                             16.05%
125 High Street
Boston, MA 02110

BALANCED FUND

Class A

Independence Life and Annuity Company                                8.35%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                     39.40%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     42.62%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                     88.62%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                             11.38%
125 High Street
Boston, MA 02110

FEDERAL SECURITIES FUND

Class A

Independence Life and Annuity Company                                18.53%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                     46.18%(*)
Variable Account A

125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     26.63%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                     88.60%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                             11.39%
125 High Street
Boston, MA 02110

MONEY MARKET FUND

Class A

Independence Life and Annuity Company                                5.15%
695 George Washington Highway
Lincoln, RI 02865-4257

Keyport Life Insurance Company                                     62.69%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                     20.35%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Keyport Benefit Life Insurance Company                             8.63%
125 High Street
Boston, MA 02110



(*) As of record on March 31, 2001, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS



         The independent accountants for the Funds are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The independent accountants audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements of the Trust and reports of independent accountants appearing in the December 31, 2000, annual report of the Trust are incorporated in this SAI by reference.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES


MONEY MARKET INSTRUMENTS

         Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

         The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

         The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

MORTGAGE PASS-THROUGH CERTIFICATES

         A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

         The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

         Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

         A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

         Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

         GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

         The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

         The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

         The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1. Certificates may be issued at a premium or discount, rather than at par;
2. After issuance, Certificates may trade in the secondary market at a premium or discount;
3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and
4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

         Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

         The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

         Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

         When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

         Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

         Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

         The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

         The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

         The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

         FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

         FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

         To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

         A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

         A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

         It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

         The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

         The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

         Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

         The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS)

         A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

         Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

         Balanced Fund may invest in Equipment Trust Certificates.

         Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

         Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

         Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.


CONVERTIBLE SECURITIES



Balanced Fund may invest in Convertible Securities.



         By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.


OPTIONS, FUTURES AND OTHER DERIVATIVES

         Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment objective.

OPTIONS

         A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

         An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)


         A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options

         There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(1) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

         The success of any futures transaction depends on Stein Roe correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe

---------------------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.


         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contact is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.


         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.


         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.


         A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund


--------------------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission (CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

         If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.


--------------------------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

         For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

WARRANTS

         Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

         Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

         When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.


         Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.


RESTRICTED SECURITIES

         Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

Part C.  OTHER INFORMATION
         -----------------

Stein Roe Balanced Fund, Variable Series (SRBF)
Stein Roe Growth Stock Fund, Variable Series (SRGSF)
Stein Roe Small Company Growth Fund, Variable Series (SRSCGF)
Liberty Federal Securities Fund, Variable Series (LFSF)
         (formerly Stein Roe Mortgage Securities Fund, Variable Series) Stein Roe Money Market Fund, Variable Series (SRMMF)

Item 23.           Exhibits:
                   ---------

      (a) Amended and Restated Agreement and Declaration of Trust dated May 22, 2000(5)

      (b)(1)                     By-Laws as amended and Restated through
                                 October 5, 1988(1)

      (b)(2)                     Amendment dated February 8, 2000 to By-Laws(4)

      (b)(3)                     Amendment dated September 28, 2000 to By-Laws

      (c)                        Not Applicable

      (d)(1) Form of Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the SRSCGF and Stein Roe & Farnham Incorporated (Stein
                                 Roe)(1)

      (d)(2) Form of Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the SRGSF and Stein Roe(1)

      (d)(3)(i) Form of Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the SRBF and Stein Roe(1)

      (d)(3)(ii) Form of Sub-Advisory Agreement between the Trust, on behalf of SRBF, Stein Roe and Nordea Securities, Inc.(Nordea)

      (d)(4) Form of Fund Advisory Agreement, dated May 1, 1993, between the Trust on behalf of the LFSF and Stein Roe(1)

      (d)(5) Form of Fund Advisory Agreement, dated December 9, 1988, between the Trust on behalf of the SRMMF and Stein Roe(1)

      (e) Underwriting Agreement between the Trust and Liberty Funds Distributor, Inc. dated
                                 April 23, 1999, as amended August 3, 1999(4)

      (f)                        Not applicable

      (g)(1)(i) Custodian Contract dated December 31, 1988 between the Trust and State Street Bank and Trust Company(2)

      (g)(1)(ii)                 First Amendment to Custodian Contract dated
                                 February 23, 1989(2)

      (g)(1)(iii)                Second Amendment to Custodian Contract dated
                                 January 23, 1993(2)

      (h)(1) Administration Agreement dated as of January 3, 1995 between the Trust, on behalf of each of its Funds, and Stein Roe(2)

      (h)(2) Transfer Agency Agreement dated as of November 3, 1998 among the Trust, Liberty Funds Services, Inc., and SteinRoe Services Inc.(3)

      (h)(3) Accounting and Bookkeeping Agreement dated as of August 3, 1999 between the Trust, on behalf of each of its Funds, and Stein Roe(4)

      (h)(4)(i) Amended and Restated Participation Agreement dated April 3, 1998 among the Trust,
                                 Keyport Life Insurance Company and Keyport
                                 Financial Services Corp(1)

      (h)(4)(ii) Participation Agreement dated as of October 1, 1993 among the Trust, Keyport Financial Services Corp. and Independence Life Annuity Company(2)

      (h)(4)(iii) Participation Agreement dated as of April 15, 1994 among the Trust, Transamerica
                                 Occidental Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc.(2)

      (h)(4)(iv) Participation Agreement dated as of December 1, 1994 among the Trust, First
                                 Transamerica Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc.(2)

      (h)(4)(v) Participation Agreement dated May 8, 1998 among the Trust, Keyport Benefit Life
                                 Insurance Company, and Keyport Financial
                                 Services Corp.(2)

      (i)(1) Opinion and consent of counsel as to the legality of the securities being registered(1)

      (j)                        Consent of PricewaterhouseCoopers LLP,
                                 independent accountants

      (k)                        Not applicable

      (l)                        Not applicable

      (m)(1)                     Rule 12b-1 Distribution Plan dated June 1,
                                 2000(5)

      (m)(2)                     Rule 12b-1 Inter-Distributor Agreement dated
                                 June 1, 2000(5)

      (m)(3) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds
                                 Distributor, Inc. dated June 1, 2000(5)

      (n)                        Not applicable

      (o)                        Rule 18f-3 Plan dated June 1, 2000(5)

      (p)(1) Code of Ethics of Stein Roe, the Funds and Liberty Funds Distributor, Inc. - filed as Exhibit (p)(1) in Part C, Item 23 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about January 24, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

      (p)(2)                     Code of Ethics of Nordea

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about January 24, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

      (1) Incorporated by Reference to Post-Effective Amendment No. 13 to this Registration Statement filed April 1998.
      (2) Incorporated by Reference to Post-Effective Amendment No. 14 to this Registration Statement filed May 1998.
      (3) Incorporated by Reference to Post-Effective Amendment No. 16 to this Registration Statement filed April 1999.
      (4) Incorporated by Reference to Post-Effective Amendment No. 17 to this Registration Statement filed March 2000.
      (5) Incorporated by Reference to Post-Effective Amendment No. 19 to this Registration Statement filed on or about June 1, 2000.


Item 24.                   Persons Controlled by or under Common Control with
                           Registrant
                           -----------------------------------------------------

                           Shares of the Trust registered pursuant to this Registration Statement will be offered and sold to Keyport Life Insurance Company ("Keyport"), a stock life insurance company organized under the laws of Rhode Island, and to certain of its separate investment accounts and the respective separate investment accounts of Liberty Life Assurance Company of Boston ("Liberty Life"), a stock life insurance company organized as a Massachusetts corporation, Independence Life & Annuity Company, a stock life insurance company organized under the laws of Rhode Island ("Independence") and American Benefit Life Insurance Company, a stock life insurance company organized under the laws of New York. As described below, Keyport, Liberty Life, Independence and
                           American Benefit are under common control. The purchasers of insurance contracts and policies issued in connection with such accounts will have the right to instruct Keyport, Liberty Life, Independence and American Benefit with respect to the voting of the Registrant's shares held by their respective separate accounts. Subject to such voting instruction rights, Keyport, Liberty Life, Independence, American Benefit and their respective separate accounts directly control the Registrant. In addition, shares of Stein Roe Small Company Growth Fund, Variable Series, Stein Roe Balanced Fund, Variable Series and Stein Roe Growth Stock Fund, Variable Series currently are sold to certain separate accounts of insurance companies not affiliated with Keyport, and shares of any of the Funds may in the future be sold to separate accounts of other unaffiliated insurance companies.

                           Liberty Funds Distributor, Inc. the Trust's principal underwriter, Stein Roe & Farnham Incorporated, the Trust's investment manager ("Stein Roe"), Keyport, Independence and American Benefit each are wholly owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"), Boston, Massachusetts. As of December 31, 2000, Liberty Mutual Insurance Company ("LMIC"), Boston, Massachusetts, owned, indirectly, approximately 70.67% of the combined voting power of the outstanding voting stock LFC (with the balance being publicly-held). Liberty Life is a 90%-owned subsidiary of LMIC.


Item 25.                   Indemnification

                           Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit (a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

                           Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                           To the extent required under the 1940 Act,

                           (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

                           (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article
                                      Tenth unless a determination that such
                                      person was not so liable is
                                      made on behalf of Registrant by (a) the
                                      vote of a majority of the
                                      trustees who are neither "interested
                                      persons" of Registrant as
                                      defined in Section 2(a)(19) of the 1940
                                      Act nor parties to the
                                      proceeding ("disinterested, non-party
                                      trustees"), or (b) an
                                      independent legal counsel as expressed in a written opinion; and

                           (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and
                                      (a) the Covered Person provides security for his undertaking, or (b)
                                      Registrant is insured against losses
                                      arising by reason of any lawful
                                      advance, or (c) a majority of the
                                      disinterested, non-party trustees
                                      of Registrant or an independent legal
                                      counsel as expressed in a
                                      written opinion, determine, based on a
                                      review of readily available
                                      facts (as opposed to a full trial-type
                                      inquiry), that there is reason
                                      to believe that the Covered Person
                                      ultimately will be found entitled
                                      to indemnification.

                           Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                           Article Tenth also provides that its indemnification provisions are not exclusive.

                           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                           Registrant, its trustees and officers, its investment adviser, the other investment companies advised by Stein Roe, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

                           In addition, Stein Roe maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any error, omission, or breach of any duty owed to the Trust or the Fund by the investment advisor.

Item 26.                   Business and Other Connections of Investment Adviser

                           Stein Roe is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which in turn, is an indirect wholly owned subsidiary of LFC. LFC, as stated in Item 24 above, is an indirect majority owned subsidiary of LMIC. Stein Roe acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to the Registrant, it also acts as investment adviser to other no-load companies having different investment policies.

                           The business and other connections of the officers and directors of Stein Roe is incorporated by reference from Stein Roe's Form ADV, as most recently filed with the Securities and Exchange Commission. The file number of such ADV Form is File No. 801-27653.

                           Certain directors and officers of Stein Roe also serve and have during the past two years served in various capacities as officers, directors or trustees of the Registrant or other investment companies managed by Stein Roe.

                           Nordea Securities, Inc., which does business in the U.S. as Nordea Investment
                           Management (Nordea), is the sub-advisor to Stein Roe Balanced Fund, Variable Series. Nordea is an indirect wholly owned subsidiary of Unibank A/S, which in turn is a direct wholly owned subsidiary of Nordea Companies Denmark, which in turn is a direct wholly owned subsidiary of Nordea AB.

                           The business and other connections of the officers and directors of Nordea is incorporated by reference from Nordea's Form ADV, as most recently filed with the Securities and Exchange Commission. The file number of such ADV Form is File No. 801-56180.

Item 27.                             Principal Underwriter


(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Variable Investment Trust,
      Liberty-Stein Roe Advisor Trust, Stein Roe Income Trust, Stein Roe Municipal Trust, Stein Roe Investment Trust, Liberty Floating Rate
      Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund,
      SteinRoe Variable Investment Trust, Stein Roe Trust, Liberty Floating Rate Advantage Fund, Wanger Advisors Trust and Liberty Acorn Trust.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Anguilla, Carol        Clerk                 None

Antone, Louis E.       V.P.                  None

Ash, James             V.P.                  None

Babbitt, Debra         V.P. and              None
                       Comp. Officer

Bartlett, John         Managing Director     None

Bertrand, Thomas       V.P.                  None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Bruneau, Brian         Sr. V.P.              None

Burtman, Stacy         Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Carinio, Angela        V.P.                  None

Carroll, Sean          V.P.                  None

Chrzanowski, Daniel    V.P.                  None

Clapp, Elizabeth A.    Managing Director     None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Costello, Matthew      V.P.                  None

Couto, Scott           V.P.                  None

Cox, Michael           V.P.                  None

Davey, Cynthia         Sr. V.P.              None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Donohue, Jordan        V.P.                  None

Downey, Christopher    V.P.                  None

Dupree, Robert         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Evitts, Stephen        V.P.                  None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fifield, Robert        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    President
                        of the Board

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Harrington, Tom        Sr. V.P.              None

Hartnett, Kelly        V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Huennekens, James      V.P.                  None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Ives, Curt             V.P.                  None

Jackson, Lyman         V.P.                  None

Johnston, Kenneth      V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Kelson, David W.       Sr. V.P.              None

Kelson, Jr., David     V.P.                  None

Lewis, Blair           V.P.                  None

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Donnell, John        V.P.                  None

O'Shea, Kevin          Managing Director     None

Palombo, Joseph R.     Director              Trustee and
                                               Chairman of the Board

Perullo, Deborah       V.P.                  None

Piken, Keith           Sr. V.P.              None

Place, Jeffrey         Managing Director     None

Raftery-Arpino, Linda  Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Riegel, Joyce          V.P.                  None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schomburg, James       V.P.                  None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Smith, Darren          V.P.                  None

Snyder, Kimberly       V.P.                  None

Soester, Trisha        V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Sweeney, Maureen       V.P.                  None

Tambone, James         CEO; Co-President     None

Tasiopoulos, Lou       Co-President          None

Torrisi, Susan         V.P.                  None

Tufts, Peter           V.P.                  None

Turcotte, Frederick J. V.P.                  None

Vail, Norman           V.P.                  None

VanEtten, Keith H.     Sr. V.P.              None

Wagner, Rebecca        V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

White, John            V.P.                  None

Widder, Mary-Lee       V.P.                  None

Yates, Susan           V.P.                  None

Young, Deborah         V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.


Item 28.                             Location of Accounts and Records

                                     Persons maintaining  physical possession of
                                     accounts,   books   and   other   documents
                                     required to be  maintained by Section 31(a)
                                     of the  Investment  Company Act of 1940 and
                                     the Rules  promulgated  thereunder  include
                                     Registrant's    investment    adviser   and
                                     administrator;  Registrant's  transfer  and
                                     dividend  disbursing  agent,  Liberty Funds
                                     Services,   Inc.;   Registrant's  principal
                                     underwriter,   Liberty  Funds  Distributor,
                                     Inc.;  and  Registrant's  custodian,  State
                                     Street Bank and Trust Company. The address of the Registrant, the transfer agent, and the underwriter is One Financial Center Boston, MA 02210-2214; the address of Stein Roe is One South Wacker Drive, Chicago, IL 60606; and the address of State Street Bank and Trust Company is 225 Franklin Street, Boston, MA 02110.

Item 29.                             Management Services

                                     Pursuant  to  an  Administration  Agreement
                                     with the  Registrant  on  behalf of all the
                                     Funds  dated as of January  3, 1995,  Stein
                                     Roe   provides   each  of  the  Funds  with
                                     administrative   services.  These  services
                                     include the  provision  of office space and
                                     equipment and facilities in connection with
                                     the   maintenance   of   the   Registrant's
                                     headquarters,  preparation  and  filing  of
                                     required    reports,    arrangements    for
                                     meetings,  maintenance of the  Registrant's
                                     corporate books and records,  communication
                                     with   shareholders,   and   oversight   of
                                     custodial, accounting and other services provided to the Funds by others. Stein Roe pays all compensation of the Registrant's trustees, officers and employees who are employees of Stein Roe. Stein Roe may, in its discretion, arrange for such services to be provided by LFC or any of its subsidiaries.

                                     Under separate  agreements,  Stein Roe also
                                     acts  as the  agent  of the  Funds  for the
                                     transfer   of   shares,   disbursement   of
                                     dividends and  maintenance  of  shareholder
                                     account   records   and  for   pricing  and
                                     bookkeeping services.

Item 30.                             Undertakings
                                     Not Applicable

                            ******************

                                  NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of SteinRoe Variable Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, SteinRoe Variable Investment Trust, certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 21 to its Registration Statement under the Securities Act of 1933 and Amendment No. 23 under the Investment Company Act of 1940, to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on this 16th day of April, 2001.

                                        STEINROE VARIABLE INVESTMENT TRUST



                                         By:    /s/STEPHEN E. GIBSON
                                                Stephen E. Gibson, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.


SIGNATURES                                      TITLE                                   DATE
----------                                      -----                                   ----







/s/STEPHEN E. GIBSON                            President (chief                              April 16, 2001
-----------------
Stephen E. Gibson                               Executive officer)







/s/J. KEVIN CONNAUGHTON                         Treasurer and Chief Financial Officer         April 16, 2001
--------------------
J. Kevin Connaughton                            (principal financial and accounting
                                                officer)







DOUGLAS A. HACKER*                                   Trustee
------------------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                                Trustee
------------------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                                    Trustee
------------------------------------
Richard W. Lowry


SALVATORE MACERA*                                    Trustee
Salvatore Macera


WILLIAM E. MAYER*                                    Trustee
------------------------------------
William E. Mayer


DR. CHARLES R. NELSON*                               Trustee  /s/Suzan M. Barron
------------------------------------
Dr. Charles R. Nelson                                            Suzan M. Barron
                                                              ------------------
                                                                Attorney-in-fact
                                                                  April 16, 2001

JOHN J. NEUHAUSER*                                   Trustee
------------------------------------
John J. Neuhauser


JOSEPH R. PALOMBO*                                   Trustee
------------------------------------
Joseph R. Palombo


THOMAS E. STITZEL*                                   Trustee
------------------------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                                  Trustee
------------------------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                                   Trustee
------------------------------------
Anne-Lee Verville

                                                               EXHIBITS

      (b)(3)              Amendment dated September 28, 2000 to By-Laws

      (d)(3)(ii) Form of Sub-Advisory Agreement between the Trust, on behalf of SRBF, Stein Roe and Nordea
                          Securities, Inc.(Nordea)

      (j) Consent of PricewaterhouseCoopers LLP, independent accountants

      (p)(2)              Code of Ethics of Nordea